As filed with the Securities and Exchange Commission on June 26, 2024

Securities Act Registration No. 333-206306

Investment Company Act Reg. No. 811-23086

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No. __	[ ]
Post-Effective Amendment No. 36	[X]
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No. 39	[X]

(Check appropriate box or boxes.)

WP TRUST

(Exact Name of Registrant as Specified in Charter)

127 NW 13th Street, Suite 13

Boca Raton, FL 33432

(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (800) 950-9112

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

Wilmington, Delaware 19801

 (Name and Address of Agent for Service)

With Copies To:

John H. Lively
Practus, LLP
11300 Tomahawk Creek Parkway, Suite 310
Leawood, KS 66211

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

|_|	immediately upon filing pursuant to paragraph (b)
|X|	on June 28, 2024 pursuant to paragraph (b)
|_|	60 days after filing pursuant to paragraph (a)(1)
|_|	on (date) pursuant to paragraph (a)(1)
|_|	75 days after filing pursuant to paragraph (a)(2)
|_|	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

|_|	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

IPS Strategic Capital Absolute Return Fund

Class A Shares*

Class C Shares*

Institutional Class Shares (Ticker Symbol: IPSAX)

a series of the
WP Trust

PROSPECTUS

June 28, 2024

This Prospectus relates to the IPS Strategic Capital Absolute Return Fund (the “Fund”). For questions or for Shareholder Services, please call (866) 959-9260.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”) or any state securities commission nor has the SEC or any state securities commission passed upon the accuracy or adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

*	Share class not presently offered for sale.

SUMMARY

Investment Objective.  The investment objective of the IPS Strategic Capital Absolute Return Fund (the “Fund”) is total return.

Fees and Expenses of the Fund.  This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain funds in the WP Trust (“Trust”) with a similar sales charge.  More information about these and other discounts is available from your financial professional and in the section “Purchasing Shares” beginning on page 15 of the Fund’s prospectus (“Prospectus”) and the section “Purchases” beginning on page 35 of the Fund’s SAI.

Shareholder Fees (fees paid directly from your investment)

	Class A Shares	Class C Shares	Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None
Maximum Contingent Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	1.00%[1]	1.00%[2]	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A Shares	Class C Shares	Institutional Class Shares
Management Fees	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.53%[3]	0.53%[3]	0.53%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[4]	1.79%	2.54%	1.54%

____________________

1. A Contingent Deferred Sales Charge is imposed upon certain redemptions of Class A shares.  See the section of the prospectus entitled “CDSC for Certain Purchases of Class A Shares” for more information.

2. A Contingent Deferred Sales Charge is imposed upon certain redemptions of Class C shares.  See the section of the prospectus entitled “Class C Shares” for more information.

3. “Other Expenses” for Class A shares and Class C shares are estimated using actual expenses of Institutional Class shares.

4. “Total Annual Fund Operating Expenses” will not correlate to the Fund’s ratio of expenses to average net assets in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund and does not include “Acquired Fund Fees and Expenses.”

Example.  The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This expense example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The expense example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same.  Although your

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actual costs may be higher or lower, based on these assumptions, your cost would be:

Period Invested	1 Year	3 Years	5 Years	10 Years
Class A Shares	$819	$1,082	$1,466	$2,539
Class C Shares	$360	$791	$1,350	$2,875
Institutional Class Shares	$157	$486	$839	$1,834

You would pay the following expenses if you did not redeem your shares:

Period Invested	1 Year	3 Years	5 Years	10 Years
Class A Shares	$722	$1,082	$1,466	$2,539
Class C Shares	$257	$791	$1,350	$2,875

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended February 29, 2024, the Fund’s portfolio turnover rate was 2.45% of the average value of its portfolio.

Principal Investment Strategy of the Fund.  Under normal circumstances, the Fund’s primary strategy consists of selling and purchasing put and call options on equity indexes and exchange-traded funds (“ETFs”). The sale of put options generates income for the Fund but exposes it to the risk of declines in the value of the underlying assets. The risk in purchasing options is limited to the premium paid by the Fund for the options. The sale of call options generates income for the Fund but may limit the Fund's participation in equity market gains. The Fund’s investment adviser seeks to reduce the overall volatility of returns by managing a portfolio of options.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell a specified quantity of an underlying asset at a fixed exercise price over a defined period of time. When the Fund sells a put option on an index and the index decreases in value, the purchaser of the put option has the right to exercise the option, obligating the Fund to make a cash payment equal to the difference between the option’s exercise price and the prevailing index value. When the Fund sells a put option on an ETF and the ETF decreases in value, the purchaser of the put option has the right to exercise the option, obligating the Fund to purchase the ETF at an exercise price that is higher than the prevailing market price. The Fund collects option premium income when it sells the put option. If the index or ETF increases in value, the purchaser of the put option is unlikely to exercise the option since the prevailing market price will be higher than the exercise price. Accordingly, the Fund gains income when the value of the underlying index or ETF from which the option is derived advances. The Fund’s investment adviser determines the Fund’s exposure to each put option by evaluating metrics associated with the valuation of options, including, but not limited to, volatility, time to expiration and the relationship of the exercise price to the market price of the index or ETF. The Fund’s investment adviser segregates on a daily basis cash, or other liquid assets, in an amount equal to the Fund’s net obligations under each put option.

The Fund buys and sells both put and call exchange-traded listed options to establish exposure to the overall market. The Fund does not intend to invest directly in equity securities or mutual funds (other than ETFs as described below). Options may also be used to protect the Fund’s investments against changes resulting from market conditions (a practice called “hedging”) or to generate income and gains. A call option gives the purchaser of the option, upon payment of a premium, the right to buy a specified quantity of an underlying asset at a fixed exercise price over a defined period of time. The Fund may purchase and sell

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put and call options to adjust the risk and return of its overall investment positions. When the Fund’s investment adviser believes the value of an underlying asset will decline, the Fund may purchase a put option to profit from the decline. Similarly, when the investment adviser anticipates an increase in the value of an underlying asset, the Fund may purchase a call option with respect to that asset.

All option positions held by the Fund are exchange-traded and collateralized with cash, cash equivalents (for example, Treasury Bills, money market fund shares, etc.), other listed options or debt rated investment grade by at least one nationally recognized statistical ratings organization (“NRSRO”) or an ETF that invests in such securities. The Fund intends to hold cash and cash equivalents to collateralize the options in the Fund, and not as a separate principal investment strategy. The Fund may take a defensive position when the Fund’s investment adviser believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objective. When taking a defensive position, the Fund may invest up to 100% of its assets in cash, cash equivalents, including but not limited to, obligations of the U.S. Government, money market fund shares, commercial paper, certificates of deposit and/or banker’s acceptances, as well as other interest bearing or discount obligations or debt instruments that carry an investment grade rating by a national rating agency. When the Fund takes a defensive position, the Fund may not achieve its investment objective.

The Fund may, from time to time, invest in futures contracts. Generally, the futures transactions will be utilized as a hedging instrument. A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future.  By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible for the Fund’s investment adviser to accomplish certain results more quickly and with lower transaction costs. The Fund may also invest directly in ETFs that are based on broad-based securities market indices, such as the S&P 500® Index.

The Fund’s investment adviser reallocates the Fund’s investments continually to be commensurate with the risk profile that the adviser deems appropriate for the Fund. The Fund seeks to use leverage to modify portfolio risk to equal to, or be less than that of, the market in total. The Fund’s investments in the types of securities and other investments described in this prospectus vary from time to time, and, at any time, the Fund may not be invested in all of the types of securities and other investments described in this prospectus.

Principal Risks of Investing in the Fund.  An investment in the Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested.  There can be no assurance that the Fund will be successful in meeting its investment objective.  Generally, the Fund will be subject to the following principal risks:

Non-Diversified Fund risk—The Fund is non-diversified which means that it can invest a greater percentage of its assets in a small group of issuers or any one issuer than a diversified fund can. A non-diversified fund is generally subject to the risk that a large loss in an individual holding will cause a greater loss for the fund than it would if the fund was required to hold a larger number of securities or smaller positions.

Options risk—Selling and purchasing put and call options on equity indexes and ETFs are highly specialized activities and entail greater than ordinary investment risks.  The successful use of options depends in part on the ability of the Fund’s investment adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets.  By selling put and call options on equity indexes and ETFs, the Fund gives up the opportunity to benefit from potential increases in the value of the underlying securities above the strike prices of the sold call options, but continues to bear the risks of declines in the value of the markets, including the underlying indices for the puts as well,

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if different, as the securities that are held by the Fund.  The premium received from the sold options may not be sufficient to offset any losses sustained from the volatility of the underlying equity securities over time.  The number of call options the Fund can sell is subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded.

Derivatives risk—The use of derivative instruments can lead to losses because of adverse movements in the price. Losses may also occur because the value of the asset, index, rate or instrument underlying a derivative loses value, or due to failure of a counterparty or due to tax or regulatory constraints.  Derivatives may create economic leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment.  The loss on derivative transactions may significantly exceed the initial investment.

The Fund may use futures contracts and put and call options on equity indexes and ETFs to pursue its investment objective of total return. There is no guarantee such strategies will work. If the Fund is not successful in employing such instruments in managing its portfolio, its performance will be worse than if it did not invest in such instruments. Successful use by the Fund of futures contracts and put and call options on equity indexes and ETFs will be subject to its ability to correctly predict movements in the direction of the securities generally or of a particular market segment. In addition, the Fund will pay commissions and other costs in connection with such investments, which may increase the Fund’s expenses and reduce the return. In utilizing certain derivatives, the Fund’s losses are potentially unlimited. Derivative instruments may also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses.

While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. As a result, the Fund may not be able to close out a position in a futures contract at a time that is advantageous. The price of futures can be highly volatile; using them could lower the Fund’s total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts. The Fund’s use of derivatives may magnify losses for the Fund.

Other Investment Company and ETF Securities risk—When the Fund invests in an ETF, the Fund indirectly will bear its proportionate share of any fees and expenses payable directly by the ETF. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the ETFs and the level of risk arising from the investment practices of the ETFs. The Fund has no control over the investments and related risks taken by the ETFs in which it invests. In addition to risks generally associated with investments in investment company securities, ETFs are subject to the following risks that do not apply to traditional mutual funds: (i) an ETF’s shares may trade at a market price that is above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Market risk—Market risk refers to the risk that the value of securities in the Fund’s or an ETF’s portfolio may decline due to daily fluctuations in the securities markets, including fluctuation in interest rates, national and international economic conditions and general equity market conditions. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Management Style risk—Investment strategies employed by the Fund’s investment adviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Interest Rate risk—Increases in interest rates typically lower the present value of a company’s future

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earnings stream.  Accordingly, stock prices will generally decline when investors anticipate or experience rising interest rates.

Issuer risk—The value of an individual security or particular type of security can be more volatile and thus perform differently than the market as a whole.

Active Trading risk—The Fund may engage in frequent trading in its options and futures strategy. Increased trading may increase short-term capital gains taxes and increase trading costs for the Fund. These increased expenses may have a negative effect on the Fund’s performance.

Leverage risk—The Fund may use financial instruments or borrowed capital (margin) to enhance potential returns. Leverage may enhance potential losses in positions taken by the Fund.

General Fund Investing risk—The Fund is not a complete investment program and you may lose money by investing in the Fund.  All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective.

Performance. The bar chart below shows how the Fund’s Institutional Class shares returns vary from year to year for each full calendar year over the lifetime of the Fund. Class A and Class C shares have not begun operations, so no performance information is available. The table below shows how the Fund’s Institutional Class shares’ average annual total returns for 1 year, 5 years and since inception compare with those of a broad-based securities market index. This information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) of the Fund is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by calling (866) 959-9260.

Year-by-Year Total Return (for periods ended December 31)

Institutional Class

The Fund’s year to date return for the Institutional Class as of March 31, 2024 was 7.18%.

During the period shown in the bar chart, the highest return for a quarter was 8.99% during the quarter ended December 31, 2023 and the lowest return for a quarter was (10.18)% during the quarter ended December 31, 2018.

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Average Annual Total Returns

(for periods ended December 31, 2023)

Institutional Shares	1 Year	5 Years	Since Inception (April 15, 2016)
Return Before Taxes	16.10%	6.21%	5.11%
Return After Taxes on Distributions	16.10%	4.39%	3.57%
Return After Taxes on Distributions and Sale of Fund Shares	9.53%	4.18%	3.47%
S&P 500® Index[1]	26.29%	15.69%	13.40%

1 The S&P 500® Index is a broad unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

After-tax returns are calculated using the historical highest individual U.S. federal income tax rates in effect as of December 31, 2023 and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirements accounts (“IRAs”). After-tax returns are shown only for Institutional Class Shares and after-tax returns for Class A and Class C Shares will vary.

Current performance of the Fund may be lower or higher than the performance quoted above. Updated performance information may be obtained by calling (866) 959-9260.

Management.  IPS Strategic Capital, Inc. (the “Adviser”) is the Fund’s investment adviser.

Portfolio Manager.

●	Dominick Paoloni, CIMA, Chief Investment Officer and Founder of the Adviser, has managed the Fund since April 2016, the Fund’s inception date.

Purchase and Sale of Fund Shares.  The minimum initial investment for each class of shares of the Fund is generally $5,000 and the minimum subsequent investment is $200 ($25 under an automatic investment plan).   The Adviser can waive the minimum initial investment requirement.  You can purchase or redeem shares directly from the Fund on any business day the New York Stock Exchange is open directly by calling the Fund at (866) 959-9260, where you may also obtain more information about purchasing or redeeming shares by mail, facsimile or bank wire. The Fund has also authorized certain broker-dealers to accept purchase and redemption orders on its behalf.  Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact their broker-dealer directly.

Tax Information.  The Fund’s distributions will generally be taxed to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.  Distributions on investments made through tax-deferred arrangements such as 401(k) plans or IRAs may be taxed later upon a withdrawal of assets from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries.  If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more

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information.

INVESTMENT OBJECTIVE, STRATEGIES, RISKS AND PORTFOLIO HOLDINGS

Investment Objectives and Principal Investment Strategies

The Fund’s investment objective is total return. Under normal circumstances, the Fund’s primary strategy consists of selling and purchasing put and call options on equity indexes and ETFs. The sale of put options generates income for the Fund but exposes it to the risk of declines in the value of the underlying assets. The risk in purchasing options is limited to the premium paid by the Fund for the options. The sale of call options generates income for the Fund but may limit the Fund's participation in equity market gains. The Adviser seeks to reduce the overall volatility of returns by managing a portfolio of options.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell a specified quantity of an underlying asset at a fixed exercise price over a defined period of time. When the Fund sells a put option on an index and the index decreases in value, the purchaser of the put option has the right to exercise the option, obligating the Fund to make a cash payment equal to the difference between the option’s exercise price and the prevailing index value. When the Fund sells a put option on an ETF and the ETF decreases in value, the purchaser of the put option has the right to exercise the option, obligating the Fund to purchase the ETF at an exercise price that is higher than the prevailing market price. The Fund collects option premium income when it sells the put option. If the index or ETF increases in value, the purchaser of the put option is unlikely to exercise the option since the prevailing market price will be higher than the exercise price. Accordingly, the Fund gains income when the value of the underlying index or ETF from which the option is derived advances. The Adviser determines the Fund’s exposure to each put option by evaluating metrics associated with the valuation of options, including, but not limited to, volatility, time to expiration and the relationship of the exercise price to the market price of the index or ETF. The Adviser segregates on a daily basis cash, or other liquid assets, in an amount equal to the Fund’s net obligations under each put option.

The Fund buys and sells both put and call exchange-traded listed options to establish exposure to the overall market. The Fund does not intend to invest directly in equity securities or mutual funds (other than ETFs as described below). Options may also be used to protect the Fund’s investments against changes resulting from market conditions (a practice called “hedging”) or to generate income and gains. A call option gives the purchaser of the option, upon payment of a premium, the right to buy a specified quantity of an underlying asset at a fixed exercise price over a defined period of time. The Fund may purchase and sell put and call options to adjust the risk and return of its overall investment positions. When the Adviser believes the value of an underlying asset will decline, the Fund may purchase a put option to profit from the decline. Similarly, when the Adviser anticipates an increase in the value of an underlying asset, the Fund may purchase a call option with respect to that asset.

All option positions held by the Fund are exchange-traded and collateralized with cash, cash equivalents (for example, Treasury Bills, money market fund shares, etc.), other listed options or debt rated investment grade by at least one NRSRO or an ETF that invests in such securities. The Fund intends to hold cash and cash equivalents to collateralize the option in the Fund, and not as a separate principal investment strategy. The Fund may take a defensive position when the Adviser believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objective. When taking a defensive position, the Fund may invest up to 100% of its assets in cash, cash equivalents, including but not limited to, obligations of the U.S. Government, money market fund shares, commercial paper, certificates of deposit and/or banker’s acceptances, as well as other interest bearing or discount obligations or debt instruments that carry an investment grade rating by a national rating agency. When the Fund takes a defensive position, the Fund may not achieve its investment objective.

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The Fund may, from time to time, invest in futures contracts. Generally, the futures transactions will be utilized as a hedging instrument. A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible for the Adviser to accomplish certain results more quickly and with lower transaction costs. The Fund may also invest directly in ETFs that are based on broad based securities market indices, such as the S&P 500® Index.

The Adviser reallocates the Fund’s investments continually to be commensurate with the risk profile that the Adviser deems appropriate for the Fund. The Fund seeks to use leverage to modify portfolio risk to equal to, or be less than that of, the market in total. The Fund’s investments in the types of securities and other investments described in this prospectus vary from time to time, and, at any time, the Fund may not be invested in all of the types of securities and other investments described in this prospectus.

Temporary Defensive Positions.  The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political, or other conditions.  During such an unusual set of circumstances, the Fund may hold up to 100% of its portfolio in cash or cash equivalent positions.  When the Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

Principal Risks of Investing in the Fund.  All investments carry risks, and investment in the Fund is no exception.  No investment strategy works all the time, and past performance is not necessarily indicative of future performance.  You may lose money on your investment in the Fund.  To help you understand the risks of investing in the Fund, the principal risks of an investment in the Fund are generally set forth below:

Non-Diversified Fund risk—The Fund is a non-diversified fund. In general, a non-diversified fund may invest a greater percentage of its assets in a particular issue and may own fewer securities than other mutual funds.  Accordingly, a non-diversified fund is generally subject to the risk that a large loss in an individual issue will cause a greater loss for the fund than it would if the fund was required to hold a larger number of securities or smaller positions.

Options risk—Selling and purchasing put and call options on equity indexes and ETFs are highly specialized activities and entail greater than ordinary investment risks.  The successful use of options depends in part on the ability of the Adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets.  By selling put and call options on equity indexes and ETFs, the Fund gives up the opportunity to benefit from potential increases in the value of the underlying securities above the strike prices of the sold call options, but continues to bear the risks of declines in the value of the markets, including the underlying indices for the puts as well, if different, as the securities that are held by the Fund.  The premium received from the sold options may not be sufficient to offset any losses sustained from the volatility of the underlying equity securities over time.

As the seller of a call option, the Fund gives up, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the option premium received and the exercise price of the call, but has retained the risk of loss, minus, the option premium received, should the price of the underlying security decline.  The seller of an option has no control over when during the exercise period of the option it may be required to fulfill its obligation as a seller of the option.  Once an option seller receives an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.  So, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an

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investment, or may cause the Fund to hold a security that it might otherwise sell.

The value of options may also be adversely affected if the market for such options becomes less liquid or smaller.  There are no assurances that the market will be liquid when the Fund seeks to close out an option position either, in the case of a call option sold, by buying the option, or, in the case of a purchased put option, by selling the option. There are several possible reasons for the absence of a liquid secondary market on an exchange, including but not limited to, the following: insufficient trading interest in certain options; restrictions on opening or closing transactions, or both, which are imposed by the exchange; trading halts, suspensions or other restrictions imposed on a particular class or series of options; unusual or unforeseen circumstances which may interrupt an exchange’s normal operations; inadequate exchange facilities or inability of the Options Clearing Corporation  (the “OCC”) to handle current trading volume; and/or the decision of an exchange to discontinue trading options or a specific class or series of options at some future date, whether for economic or other reasons.  If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist.  However, outstanding options on that exchange issued as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The Fund’s ability to terminate over-the-counter options will be more limited than with exchange traded options and could involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

Additionally, the hours of trading for options may not conform to the hours during which the underlying securities are traded.  To the extent that the options markets close before the markets for the underlying securities, substantial price and rate movement may take place in the underlying markets that would not be reflected concurrently in the options markets.  Call options are marked to market daily, and their value will be affected by changes in the value of and dividend rates of the underlying common stocks, changes in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options’ expiration.  Further, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events.  A reduction in the exercise price of an option would reduce the Fund’s capital appreciation potential on the underlying security.

If the Fund purchases put options for hedging risk or management purposes, the Fund will be subject to additional risks.  For example, a put option acquired by the Fund and not sold prior to expiration will expire worthless if the price of the stock or index at expiration exceeds the exercise price of the option, thus causing the Fund to lose its investment in the option.  If restrictions on exercise were imposed, the Fund might be unable to exercise an option it purchased.  If the Fund were unable to close out an option that it had purchased, it would have to exercise the option in order to realize any profit or the option may expire worthless.  Stock market indices on which the Fund may purchase options positions may not mirror the Fund’s actual portfolio holdings.  The effectiveness of index put options as hedges against declines in the Fund’s stock portfolio will be limited to the extent that the performance of the underlying index does not correlate with that of the Fund’s holdings.

The number of call options the Fund can sell is limited by the number of shares of common stock the Fund holds, and further limited by the fact that the listed call options on individual common stocks generally trade in units representing 100 shares of the underlying stock.  Furthermore, the Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded.  Such limitations govern the maximum number of options in each class which may be sold or purchased by a single investor or group of investors acting in concert, regardless of whether the options are sold or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or sold in one or more accounts or through one or more brokers.  So, the number of options which the Fund may sell or purchase may be affected by options sold or purchased by other

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investment advisory clients of the Adviser.  An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and may impose certain other sanctions.

Derivatives risk— The use of derivative instruments can lead to losses because of adverse movements in the price. Losses may also occur because the value of the asset, index, rate or instrument underlying a derivative loses value, or due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create economic leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. The loss on derivative transactions may significantly exceed the initial investment.

The Fund may use futures contracts and put and call options on equity indexes and ETFs to pursue its investment objective of total return. There is no guarantee such strategies will work. If the Fund is not successful in employing such instruments in managing its portfolio, its performance will be worse than if it did not invest in such instruments. Successful use by the Fund of futures contracts and put and call options on equity indexes and ETFs will be subject to its ability to correctly predict movements in the direction of the securities generally or of a particular market segment. In addition, the Fund will pay commissions and other costs in connection with such investments, which may increase the Fund’s expenses and reduce the return. In utilizing certain derivatives, the Fund’s losses are potentially unlimited.

Derivative instruments may also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. As a result, the Fund may not be able to close out a position in a futures contract at a time that is advantageous. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts. The Fund’s use of derivatives may magnify losses for the Fund.

Other Investment Company and ETF Securities risk—When the Fund invests in an ETF, the Fund indirectly will bear its proportionate share of any fees and expenses payable directly by the ETF. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the ETFs and the level of risk arising from the investment practices of the ETFs. The Fund has no control over the investments and related risks taken by the ETFs in which it invests. In addition to risks generally associated with investments in investment company securities, ETFs are subject to the following risks that do not apply to traditional mutual funds: (i) an ETF’s shares may trade at a market price that is above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Market risk—Stock prices are volatile.  Market risk refers to the risk that the value of securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets generally.  The Fund’s performance per share will change daily based on many factors that may generally affect the stock market, including fluctuation in interest rates, national and international economic conditions and general equity market conditions.  In a declining stock market, stock prices for all companies (including those in the Fund’s portfolio) may decline, regardless of their long-term prospects. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Management Style risk—Investment strategies employed by the Adviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

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Interest Rate risk—Increases in interest rates typically lower the present value of a company’s future earnings stream.  Since the market price of a stock changes continuously based upon investors’ collective perceptions of future earnings, stock prices will generally decline when investors anticipate or experience rising interest rates. The level of premiums from call options selling and the amounts available for distribution from the Fund’s options activity may decrease in declining interest rate environments.  Any preferred stocks paying fixed dividend rates in which the Fund invests will likely change in value as market interest rates move.  When interest rates rise, the market value of such securities generally falls.  If the Fund invests in preferred stocks, the net asset value and price of the common stock may decline if market interest rates rise.  During periods of declining interest rates, an issuer of preferred stock may exercise its option to redeem securities prior to maturity, forcing the Fund to reinvest in lower yielding securities.

Issuer risk—The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.  When the Fund sells shares they may be worth more or less than what the Fund paid for them, which means that the Fund could lose money and the value of your investment in the Fund could decrease.

Active Trading risk—The Fund may, from time to time, have a high portfolio turnover when the Adviser’s implementation of the Fund’s investment strategy or a temporary defensive position results in frequent trading.  Additionally, the Fund may experience high portfolio turnover due to the Fund’s options strategy. Since the Fund’s trades cost the Fund a brokerage commission, high portfolio turnover may have a significant adverse impact on the Fund’s performance.  In addition, because sales of securities in the Fund’s portfolio may result in taxable gain or loss, high portfolio turnover may result in significant tax consequences for shareholders.

Leverage risk—The Fund may use financial instruments or borrowed capital (margin) to enhance potential returns. Leverage may enhance potential losses in positions taken by the Fund.

General Fund Investing risk—The Fund is not a complete investment program, and you may lose money by investing in the Fund.  All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective.  Annual Fund operating expenses expressed as a percentage of the Fund’s average daily net assets may change as Fund assets increase and decrease, and Annual Fund operating expenses may differ in the future.  Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective.  Also, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund. Investors in the Fund should have a long-term investment perspective and should be able to tolerate potentially sharp declines in value.  An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or individual.  Mutual funds, investment advisers, other market participants and many securities markets are subject to rules and regulations and the jurisdiction of one or more regulators.  Changes to applicable rules and regulations could have an adverse impact on securities markets and market participants, as well as on the Fund’s ability to execute its investment strategy.

“Portfolio Turnover” is a ratio that indicates how often the securities in a mutual fund’s portfolio change during a year’s time. In general, higher numbers indicate a greater number of changes, and lower numbers indicate a smaller number of changes.

General Information Regarding Investing in the Fund.  An investment in the Fund should not be considered a complete investment program.  Your investment needs will depend largely on your financial resources and individual investment goals and objectives, and you should consult with your financial professional before making an investment in the Fund.

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Additional Information.  The Fund is being operated by an investment adviser that has claimed an exemption from registration with the Commodity Futures Trading Commission as a commodity pool operator under the Commodity Exchange Act (the “CEA”), and therefore the investment adviser is not subject to registration or regulation as a commodity pool operator under the CEA. This claim of exemption from registration as a commodity pool operator is pursuant to Rule 4.5 promulgated under the CEA. Specifically, in accordance with the requirements of Rule 4.5(b)(1), the Fund will limit its use of commodity futures contracts and commodity options contracts to no more than (i) five percent (5%) of the Fund’s liquidation value being committed as aggregate initial premium or margin for such contracts or (ii) one hundred percent (100%) of the Fund’s liquidation value in aggregate net notional value of commodity futures, commodity options and swaps positions.

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MANAGEMENT

Investment Adviser.  IPS Strategic Capital, Inc., a Colorado corporation, serves as the investment adviser to the Fund.  The Adviser’s principal office is located at 215 S. Wadsworth Blvd., Suite 540, Denver, CO 80226.  The Adviser is a registered investment adviser which offers investment advisory services to individuals including high net worth individuals and investment companies.  As of February 29, 2024, the Adviser managed approximately $71.24 million in client assets on a discretionary basis and approximately $7.25 million on a non-discretionary basis.

The Adviser has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the WP Trust (the “Trust”), under which the Adviser selects the securities and manages the investments for the Fund, subject to the oversight of the Trust’s Board of Trustees (the “Board”). Under the Advisory Agreement, the Fund pays the Adviser a monthly fee based on an annualized rate of the average daily net asset value of the Fund as indicated in the fee table above.

For the fiscal year ended February 29, 2024, the Adviser received a fee of 1.00% for investment advisory services, expressed as a percentage of average net assets of the Fund. A discussion regarding the basis for the Board’s most recent approval of the Advisory Agreement of the Fund is available in the Fund’s annual shareholder report for the reporting period ended February 29, 2024.

In addition to the advisory fees described above, the Adviser may also receive certain benefits from its management of the Fund in the form of brokerage or research services received from brokers under arrangements under Section 28(e) of the Securities Exchange Act of 1934, as amended, and the terms of the Advisory Agreement.  For a description of these potential benefits, see the description under “Portfolio Transactions And Brokerage Allocation -- Brokerage Selection” in the SAI.

Portfolio Manager.  Mr. Dominick Paoloni is the Founder of the Adviser and has served as Chief Investment Officer since the Adviser’s inception in 1993.  Mr. Paoloni earned his undergraduate degree from the University of Colorado, Boulder. He has completed the College for Financial Planning's CFP® certification program and received his Certified Investment Management Analyst (CIMA®) degree through the Wharton School of Business.

The SAI provides additional information about the compensation of Mr. Paoloni, other accounts managed and his ownership of securities in the Fund.

Board of Trustees.  The Fund is a series of the Trust, an open-end management investment company organized as a Delaware statutory trust on June 4, 2015.  The Board supervises the operations of the Fund according to applicable state and federal law and is responsible for the overall management of the Fund’s business affairs.

ADMINISTRATION

Custodian.  Fifth Third Bank (the “Custodian”) serves as the custodian of the Fund’s securities.

Fund Administrator. Premier Fund Solutions, Inc., 1939 Friendship Drive, Suite C, El Cajon, CA 92020, provides the Fund with administrative services, including regulatory reporting and necessary office equipment, personnel, and facilities.

Transfer Agent and Fund Accountant: Mutual Shareholder Services, LLC. (“MSS”), 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147, acts as the Fund’s transfer agent. MSS maintains the records of shareholders' accounts, answers shareholders' inquiries concerning their accounts, processes

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purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. In addition, MSS provides the Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services.

Distributor: Arbor Court Capital, LLC (the “Distributor”), located at 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147, serves as the principal underwriter and distributor of the Fund’s shares pursuant to an agreement with the Trust.  The Distributor promotes and sells shares of the Fund on a continuous basis.

Certain Expenses.  In addition to the investment advisory fees, the Fund pays all expenses not assumed by the Adviser, including, without limitation, the fees and expenses of its independent accountants and of its legal counsel; the costs of printing and mailing to current shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian’s fees; any proxy solicitors’ fees and expenses; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Board’s liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

INVESTING IN THE FUND

Minimum Initial Investment.  The Fund’s Institutional Class and Class C shares are sold at net asset value.  Shares may be purchased by any account managed by the Adviser and any other institutional investor or any broker-dealer authorized to sell Shares in the Fund.  The minimum initial investment for each class of shares of the Fund is generally $5,000 and the minimum subsequent investment is $200 ($25 under an automatic investment plan).   The Adviser can waive the minimum initial investment requirement.  The Fund may, at the Adviser’s sole discretion, accept accounts with less than the minimum investment.

Determining the Fund’s Net Asset Value.  The price at which you purchase or redeem Shares is based on the next calculation of net asset value after an order is accepted in good form.  An order is considered to be in good form if it includes a complete application and payment in full of the purchase amount.  The Fund’s net asset value per share is calculated by dividing the value of the Fund’s total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding Shares of the Fund.  The net asset value per Share of the Fund is normally determined at the time regular trading closes on the New York Stock Exchange (“NYSE”), currently 4:00 p.m. Eastern time, Monday through Friday, except when the NYSE closes earlier.  The Fund does not calculate net asset value on business holidays when the NYSE is closed.  Fund securities primarily traded on foreign markets may trade on days that are not business days of the Fund. Because the net asset value of Fund shares is determined only on business days of the Fund, the value of the portfolio securities of the fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the Fund.

The valuation of portfolio securities is determined in accordance with procedures established by, and under the direction of, the Board. In determining the value of the Fund’s total assets, portfolio securities are generally valued at market value by quotations from the primary market in which they are traded. Options held by the Fund are valued at the mean of the bid and ask price on the primary exchange on which the option trades. The Fund normally uses pricing services to obtain market quotations. Securities and assets for which representative market quotations are not readily available or that cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Board. The Board has designated the Advisor as “Valuation Designee” for purposes of overseeing the valuation of the Fund’s assets and making fair value determinations. Fair value

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pricing may be used, for example, in situations where (i) a portfolio security, such as a small-cap stock, is so thinly traded that there have been no transactions for that stock over an extended period of time or the validity of a market quotation received is questionable; (ii) the exchange on which the portfolio security is principally traded closes early; (iii) trading of the particular portfolio security is halted; (iv) the security is a restricted security not registered under federal securities laws purchased through a private placement not eligible for resale; or (v) the security is purchased on a foreign exchange.

Pursuant to policies adopted by the Board, the Valuation Designee is responsible for determining whether fair value pricing is required for a particular security. The Fund’s policies regarding fair value pricing are intended to result in a calculation of the Fund’s net asset value that fairly reflects portfolio security values as of the time of pricing. A portfolio security’s fair value price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedure, and may differ substantially from the price at which the portfolio security may ultimately be traded or sold. If such fair value price differs from the price that would have been determined using the Fund’s normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of Fund shares, respectively, than a shareholder would have otherwise received if the portfolio security was priced using the Fund’s normal pricing procedures. The performance of the Fund may also be affected if a portfolio security’s fair value price were to differ from the security’s price using the Fund’s normal pricing procedures. The Board monitors and evaluate the Fund’s use of fair value pricing.

Other Matters.  Purchases and redemptions of Shares by the same shareholder on the same day will be netted for the Fund.

PURCHASING SHARES

Opening a New Account.  To open an account with the Fund, take the following steps:

1.            Complete an Account Application.  Be sure to indicate the type of account you wish to open and the amount of money you wish to invest.  The application must contain your name, date of birth, address and Social Security Number (“SSN”) or Taxpayer Identification Number (“TIN”).  If you have applied for a SSN or TIN prior to completing your account application but you have not received your number, please indicate this on the application and include a copy of the form applying for the SSN or TIN.  Taxes are not withheld from distributions to U.S. investors if certain IRS requirements regarding the SSN or TIN are met.

2.            Write a check or prepare a money order from a U.S. financial institution and payable in U.S. dollars.  For regular mail orders, mail your completed application along with your check or money order made payable to the Fund to:

IPS Strategic Capital Absolute Return Fund

c/o Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147

If checks are returned due to insufficient funds or other reasons, the purchase order will not be accepted.  The Fund will charge the prospective investor a $20 fee for cancelled checks and may redeem Shares of the Fund already owned by the prospective investor or another identically registered account for such fee.  The prospective investor will also be responsible for any losses or expenses incurred by the Fund or the Administrator in connection with any cancelled check.

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Bank Wire Purchases.  Purchases may also be made through bank wire orders.  To establish a new account or add to an existing account by wire, please call (866) 959-9260 for instructions.

Additional Investments. You may add to your account by mail or wire at any time by purchasing Shares at the then current public offering price.  The minimum additional investment is $200, except under the automatic investment plan discussed below.  Before adding funds by bank wire, please call (866) 959-9260 and follow the above directions for bank wire purchases.  Please note that in most circumstances, there will be a bank charge for wire purchases.  Mail orders should include, if possible, the “Invest by Mail” stub that is attached to your confirmation statement.  Otherwise, please identify your account in a letter accompanying your purchase payment.  The Fund may, at the Adviser’s sole discretion, accept additional investments for less than the minimum additional investment.

Automatic Investment Plan.  Shareholders who have met the Fund’s minimum investment criteria may participate in the Fund’s automatic investment plan.  The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to shareholders’ checking account.  With shareholder authorization and bank approval, the Fund will automatically charge the shareholder’s checking account for the amount specified ($25 minimum for each class of shares of the Fund), which will automatically be invested in his or her account, at the public offering price on or about the 21st day of the month.  The shareholder may change the amount of the investment or discontinue the plan at any time by notifying the Fund in writing.

Important Information about Procedures for Opening a New Account.  Under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA Patriot Act of 2001), the Fund is required to obtain, verify, and record information to enable the Fund to form a reasonable belief as to the identity of each customer who opens an account.  Consequently, when an investor opens an account, the Fund will ask for, among other things, the investor’s name, street address, date of birth (for an individual), social security or other tax identification number (or proof that the investor has filed for such a number), and other information that will allow the Fund to identify the investor.  The Fund may also ask to see the investor’s driver’s license or other identifying documents.  An investor’s account application will not be considered “complete” and, therefore, an account will not be opened and the investor’s money will not be invested until the Fund receives this required information.  In addition, if after opening the investor’s account, the Fund is unable to verify the investor’s identity after reasonable efforts, as determined by the Fund in its sole discretion, the Fund may (i) restrict redemptions and further investments until the investor’s identity is verified; and (ii) close the investor’s account without notice and return the investor’s redemption proceeds to the investor.  If the Fund closes an investor’s account because the Fund was unable to verify the investor’s identity, the Fund will value the account in accordance with the Fund’s next net asset value calculated after the investor’s account is closed.  In that case, the investor’s redemption proceeds may be worth more or less than the investor’s original investment.  The Fund will not be responsible for any losses incurred due to the Fund’s inability to verify the identity of any investor opening an account.

Other Information. In connection with all purchases of Fund Shares, we observe the following policies and procedures:

●	We price direct purchases based on the next public offering price (net asset value) computed after your order is received. Direct purchase orders received by the Fund’s transfer agent by the close of the regular session of the NYSE (generally 4:00 p.m., Eastern time) are confirmed at that day's public offering price. Purchase orders received by dealers prior to the close of the regular session of the NYSE on any business day and transmitted to the Fund’s transfer agent on that day are confirmed at the public offering price determined as of the close of the regular session of trading on the NYSE on that day.
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●	We do not accept third party checks for any investments.
●	We may open accounts for less than the minimum investment or change minimum investment requirements at any time.
●	We may refuse to accept any purchase request for any reason or no reason.
●	We mail you confirmations of all your purchases or redemptions of Fund Shares.
●	Certificates representing Shares are not issued.

Choosing a Share Class.  The Fund offers three classes of shares (Class A shares, Class C shares and Institutional Class shares).  When offered, Class A shares and Class C shares will be available for purchase by all investors.  Institutional Class shares are currently available to institutional investors and certain broker dealers and financial institutions that have entered into appropriate arrangements with the Fund.  Each class represents interests in the same portfolio of investments and has the same rights, but the classes differ with respect to sales loads and ongoing expenses.  The decision as to whether Class A or Class C shares are more beneficial to you generally depends on your purchase amount, the length of time you expect to hold your investment and the sales charges and total operating expenses associated with each class.

Class A shares generally have an initial sales load, but are subject to lower ongoing expenses than Class C shares.  Class C shares are sold without any initial sales load, so the entire purchase price is immediately invested in the Fund, but Class C shares are subject to higher ongoing expenses than Class A shares.  Since the entire amount of the purchase price of Class C shares is immediately invested in the Fund, any investment return on Class C shares may partially or wholly offset the higher annual expenses of Class C shares over the short term.  However, there can be no assurance that this would be the case since the Fund’s future returns cannot be predicted.  In addition, you should consider the effect of the Contingent Deferred Sales Charge (the “CDSC”) applicable to Class C shares and certain redemptions of Class A shares, depending on the length of time you expect to hold your investment in the Fund.

Each investor’s considerations are different.  You should speak with your financial representative or broker-dealer to help you decide which class of shares is best for you.  Set forth below is a brief description of each class of shares offered by the Fund.

Class A Shares.  Class A shares are sold at net asset value plus an initial sales load.  The sales load is deducted from the amount you invest.  The sales load for Class A shares is reduced for purchases of $50,000 or more, as shown in the chart below.

	Sales load as a % of:		Dealer Reallowance as % of Public Offering Price*
Amount of Investment	Public Offering Price*	Net Amount Invested
Less than $50,000	5.50%	4.71%	4.50%
$50,000 but less than $100,000	4.50%	3.63%	3.50%
$100,000 but less than $250,000	3.50%	3.09%	3.00%
$250,000 but less than $500,000	2.50%	2.04%	2.00%
$500,000 but less than $1 million	2.00%	1.01%	1.00%
$1 million or more	0.00%**	0.00%**	See below

*	“Public Offering Price” is the net asset value at the time of purchase plus the front-end sales load. In general, the broker-dealer reallowance on sales of Class A shares will equal the amount of the Sales Load as a % of Public Offering Price described in this table.
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**	No sales load is paid at the time of purchase for investments of $1 million or more. A CDSC of 1.00% may be imposed on such investments in the event of redemption within 12 months of purchase.

Class A shares are also subject to an annual 12b-1 fee of up to 0.25% of the Fund’s average daily net assets allocable to Class A shares.

Broker-Dealer Reallowances and Commissions. The broker-dealer reallowance for purchases of Class A shares under $1 million is described in the chart above.  For initial purchases of Class A shares of the Fund of $1 million or more, a broker-dealer’s commission (equal to 1.00% of such purchases over $1 million) may be paid by the Adviser to participating unaffiliated broker-dealers through whom such purchases are effected.  No commission will be paid if the purchase represents the reinvestment of a redemption from the Fund made during the previous twelve months.  Redemptions of Class A shares may result in the imposition of a CDSC if the broker-dealer’s commission described in this paragraph was paid in connection with the purchase of such shares.  See “CDSC for Certain Purchases of Class A shares” below.

Under certain circumstances, the Distributor may increase or decrease the reallowance to broker-dealers.  The Distributor receives that portion of the initial sales load which is not reallowed to the brokers who sell shares of the Fund.  The Distributor retains the entire sales load on all direct initial investments in the Fund’s Class A shares and on all investments in accounts with no designated dealer of record.

Reduced Sales Loads.  Front-end sales loads on purchases of Class A shares may be reduced under the “Right of Accumulation” or under a “Letter of Intent.”  To receive a reduced sales load, you must inform your broker-dealer or the Fund at the time you purchase shares that you qualify for such a reduction.  If you do not let your broker-dealer or the Fund know you are eligible for a reduced sales charge, you may not receive the discount to which you are otherwise entitled.

You may use the “Right of Accumulation” to reduce your sales load.  Under the “Right of Accumulation,” you may combine the current net asset value of your existing Class A shares of the Fund with the amount of any current purchases in the Fund in order to take advantage of the reduced sales loads in the table above.

Purchases made pursuant to a “Letter of Intent” may also be eligible for the reduced sales loads.  In a Letter of Intent, the investor expresses his or her intention, in writing, to invest a certain amount over a specified period of time. The Fund will then apply to each of the investor’s periodic investments the reduced sales load that would apply to the total amount stated in the Letter of Intent.  The minimum initial investment under a Letter of Intent is $50,000. If not stated otherwise in the Letter of Intent, the amount of shares you purchase in the Fund during the thirteen (13) months following the signing of the Letter of Intent qualify for the reduced sales load.  The reduced sales load will not apply to purchases in the Fund made more than 90 days prior to the signing of the Letter of Intent.  During the term of your Letter of Intent, the Transfer Agent will hold in escrow shares representing the highest applicable sales load for the Fund each time you make a purchase.  Any shares you redeem during that period will count against your total amount stated in your Letter of Intent.  If, by the end of the term of the Letter of Intent, you have purchased all the shares you committed to purchase in the Letter of Intent, the escrowed shares will be released to you.  If you have not purchased all the shares you committed to purchase in the Letter of Intent, your escrowed shares will be redeemed in an amount equal to the sales load that would apply if you had purchased the actual amount in your account all at once.  Any escrowed shares not needed to satisfy that sales load would be released to you.

Shareholders may include the value of certain related accounts, including accounts held by their spouse and children under the age of 21, family trust accounts of the investor and other accounts held by the investor to determine the applicable sales load and for purposes of the Right of Accumulation and Letter of Intent privileges.  These privileges apply even if your related accounts are opened at different brokerage firms, so

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it is important to let your broker-dealer(s) or the Transfer Agent know about all your accounts that may be combined.  To verify eligibility for a reduced sales load, your broker-dealer or the Fund may require that you submit copies of account statements to substantiate requests for Right of Accumulation and Letter of Intent privileges.

In addition to the Right of Accumulation and Letters of Intent, Class A shares are offered at net asset value without a sales load to the following types of investors: trustees and officers of the Fund, clients of the Adviser, employees of the Adviser (and members of their immediate families) and the Adviser and certain service providers of the Fund.  As explained above, there also is no sales load at the time of purchase on investments of $1 million or more in the Fund, but such purchases may be subject to a CDSC of 1.00% in the event of redemption within 12 months of purchase.  See “CDSC for Certain Purchases of Class A Shares” below.

CDSC for Certain Purchases of Class A Shares.  A CDSC is imposed upon certain redemptions of Class A shares purchased at net asset value in amounts totaling $1 million if the dealer’s commission described above was paid and the shares are redeemed within one year from the date of purchase.  The CDSC will be equal to 1.00% of the lesser of (1) the net asset value at the time of purchase of the Class A shares being redeemed; or (2) the net asset value of such shares at the time of redemption.  If your purchase of Class A shares is subject to the CDSC, you will be so notified on the confirmation you receive for such purchase.  A CDSC will not be imposed upon redemptions of Class A shares held for more than one year.

Class C shares.  Class C shares are sold at net asset value without an initial sales load so that the full amount of your purchase payment may be immediately invested in the Fund.  A CDSC of 1.00% will be imposed on redemptions of Class C shares made within one year of their purchase.  The CDSC will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the net asset value at the time of purchase of the Class C shares being redeemed.  A CDSC will not be imposed upon redemptions of Class C shares held for more than one year.  Class C shares are subject to an annual 12b-1 fee of up to 1.00% of the Fund’s average daily net assets allocable to Class C shares.

Institutional Class shares.  Institutional Class shares of the Fund are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Fund.  Institutional Class shares are available for investment to institutional investors and certain broker-dealers and financial institutions that have entered into appropriate arrangements with the Fund.  These arrangements are generally limited to discretionary managed, asset allocation, eligible retirement plan or wrap products offered by broker-dealers and financial institutions. Shareholders participating in these programs may be charged fees by their broker-dealer or financial institution.

Exchanging Shares

Shares of any class of the Fund generally may be exchanged for shares of the same class of any other fund managed by the Adviser without paying a sales charge or a CDSC. Shares of any class of the Fund also may be acquired in exchange for shares of the same class of any other fund managed by the Adviser without paying a sales charge or CDSC. You may make exchanges only between identically registered accounts (name(s), address, and TIN).

If an exchange results in opening a new account, you are subject to the applicable minimum investment requirement. All exchanges also are subject to the eligibility requirements of the fund into which you are exchanging. The exchange privilege may be exercised only in those states where shares of the Fund may be legally sold. The Fund may also discontinue or modify the exchange privilege on a prospective basis at any time upon notice to shareholders in accordance with applicable law. For U.S. federal income tax purposes,

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an exchange of Fund shares for shares of another fund is treated as a sale on which gain or loss may be recognized.

If a shareholder no longer meets the eligibility requirements for the shareholder’s current share class, the Fund may, upon notice to the shareholder, convert the shareholder into a share class of the same Fund for which the shareholder is eligible.

Through Your Broker or other Financial Professional
Call your broker or other financial professional. Your broker or other financial professional can assist you in all the steps necessary to exchange shares. Your broker or financial professional may charge you for its services.

By Mail

Write a letter to request an exchange specifying the name of the fund from which you are exchanging, the registered account name(s) and address, the account number, the dollar amount or number of shares to be exchanged and the fund into which you are exchanging.

The request must be signed by all of the owners of the shares including the capacity in which they are signing, if appropriate.

Mail your request to:

c/o Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147

By Telephone

If you have authorized this service, you may exchange by telephone by calling (866) 959-9260.

If you make a telephone exchange request, you must furnish the name of the fund from which you are exchanging, the name and address of record of the registered owner, the account number and TIN, the dollar amount or number of shares to be exchanged, the fund into which you are exchanging, and the name of the person making the request.

Redeeming Shares

Regular Mail Redemptions.  Regular mail redemption requests should be addressed to:

IPS Strategic Capital Absolute Return Fund

c/o Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147

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Regular mail redemption requests should include the following:

(1)        Your letter of instruction specifying the Fund, account number and number of Shares (or the dollar amount) to be redeemed.  This request must be signed by all registered shareholders in the exact names in which they are registered;

(2)        Any required signature guarantees (see “Signature Guarantees” below); and

(3)        Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, pension or profit sharing plans, and other entities.

The Fund typically expects to pay redemption proceeds to redeeming shareholders within seven days after receipt of a redemption request.  However, the Fund may delay forwarding a redemption check for recently purchased Shares while it determines whether the purchase payment will be honored.  Such delay (which may take up to 10 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer.  In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.  The Fund typically expects to meet redemption requests through cash holdings or cash equivalents and expects to use cash holdings or cash equivalents on a regular basis.  To the extent cash holdings or cash equivalents are not available to meet redemption requests, the Fund will meet redemption requests by rebalancing its derivatives securities exposure.  In addition, if the Trustees determine that it would be detrimental to the best interest of the Fund’s remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.

The Fund may suspend redemptions, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the SEC or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund’s shareholders.  Additionally, during drastic economic and market changes, telephone redemption privileges may be difficult to implement.

Telephone and Bank Wire Redemptions.  Unless you specifically decline the telephone transaction privileges on your account application, you may redeem Shares of the Fund by calling (866) 959-9260. The Fund may rely upon confirmation of redemption requests transmitted via facsimile.  The confirmation instructions must include the following:

(1)	Name of Fund;
(2)	Shareholder name(s) and account number;
(3)	Number of Shares or dollar amount to be redeemed;
(4)	Instructions for transmittal of redemption funds to the shareholder; and
(5)	Shareholder(s) signature(s) as it/they appear(s) on the application then on file with the Fund.

You can choose to have redemption proceeds mailed to you at your address of record, your financial institution, or to any other authorized person, or you can have the proceeds sent by wire transfer to your financial institution ($5,000.00 minimum).  The Fund in its discretion may choose to pass through to redeeming shareholders any charges imposed by the Fund’s custodian for wire redemptions.  If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of Shares in your account.  Your bank or brokerage firm may also impose a charge for processing the wire.  If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

Redemption proceeds will only be sent to the financial institution account or person named in your Fund Shares Application currently on file with the Fund.  Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and

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reasonably believed by the Fund to be genuine.  The Fund will not be liable for any losses due to fraudulent or unauthorized instructions nor for following telephone instructions provided that the Fund follows reasonable procedures to ensure instructions are genuine.

Minimum Account Size.  Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to liquidate a shareholder’s account if, as a result of redemptions or transfers (but not required IRA distributions), the account’s balance falls below the minimum initial investment required for your type of account (see “Minimum Initial Investment” above).  The Fund will notify you if your account falls below the required minimum.  If your account is not increased to the required level after a thirty (30) day cure period then the Fund may, at its discretion, liquidate the account.

Redemptions In Kind.  The Fund does not intend, under normal circumstances, to redeem shares by payment in kind. It is possible, however, that conditions may arise in the future that would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such cases, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them may incur brokerage costs when these securities are sold and will be subject to market risk until such securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund must pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (a) $250,000 or (b) 1% of the Fund’s net asset value at the beginning of such period. Redemption requests in excess of this limit may be satisfied in cash or in kind at the Fund’s election.

Signature Guarantees.  To protect your account and the Fund from fraud, signature guarantees may be required to be sure that you are the person who has authorized a change in registration or standing instructions for your account.  Signature guarantees are generally required for (i) change of registration requests; (ii) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application; (iii) transactions where proceeds from redemptions, dividends, or distributions are sent to an address or financial institution differing from the address or financial institution of record; and (iv) redemption requests in excess of $50,000.  Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

ADDITIONAL INFORMATION ABOUT PURCHASES AND REDEMPTIONS

Purchases and Redemptions through Securities Firms.  The Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf and such brokers are authorized to designate intermediaries to accept orders on behalf of the Fund.  In addition, orders will be deemed to have been received by the Fund when an authorized broker, or broker-authorized designee, accepts the purchase order or receives the redemption order.  Orders will be priced at the next calculation of the Fund’s net asset value after the authorized broker or broker-authorized designee receives the orders.  Investors may also be charged a fee by a broker or agent if Shares are purchased through a broker or agent.  The Fund is not responsible for ensuring that a broker carries out its obligations. You should look to the broker through whom you wish to invest for specific instructions on how to purchase or redeem shares of the fund.

Telephone Purchases by Securities Firms.  Brokerage firms that are Financial Industry Regulatory Authority, Inc. (“FINRA”) members may telephone the transfer agent at (866) 959-9260 and buy Shares for investors who have investments in the Fund through the brokerage firm’s account with the Fund.  By electing telephone purchase privileges, FINRA member firms, on behalf of themselves and their clients,

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agree that neither the Fund nor the transfer agent shall be liable for following telephone instructions reasonably believed to be genuine.  To be sure telephone instructions are genuine, the Fund and its agents send written confirmations of transactions to the broker that initiated the telephone purchase.  As a result of these and other policies, the FINRA member firms may bear the risk of any loss in the event of such a transaction.  However, if the transfer agent fails to follow these established procedures, it may be liable.  The Fund may modify or terminate these telephone privileges at any time.

Disruptive Trading and Market Timing.  The Fund is not intended for or suitable for market timers, and market timers are discouraged from becoming investors.  The ability of new shareholders to establish an account, or for existing shareholders to add to their accounts is subject to modification or limitation if the Fund determines, in its sole opinion, that the shareholder or potential shareholder has engaged in frequent purchases or redemptions that may be indicative of market timing or otherwise disruptive trading (“Disruptive Trading”) which can have harmful effects for other shareholders.  These risks and harmful effects include:

•	an adverse effect on portfolio management, as determined by the Adviser in its sole discretion, such as causing the Fund to maintain a higher level of cash than would otherwise be the case, or causing the Fund to liquidate investments prematurely; and

•	reducing returns to long-term shareholders through increased brokerage and administrative expenses.

In an effort to protect shareholders from Disruptive Trading, the Board has approved certain market timing policies and procedures.  Under these market timing policies and procedures, the Fund may monitor trading activity by shareholders and take specific steps to prevent Disruptive Trading.  In general, the Fund considers frequent roundtrip transactions in a shareholder account to constitute Disruptive Trading.  A “roundtrip transaction” is one where a shareholder buys and then sells, or sells and then buys, Shares within 30 days.  While there is no specific limit on roundtrip transactions, the Fund reserves the right to (i) refuse any purchase order; and/or (ii) restrict or terminate purchase privileges for shareholders or former shareholders, particularly in cases where the Fund determines that the shareholder or potential shareholder has engaged in more than one roundtrip transaction in the Fund within any rolling 30-day period.

In determining the frequency of roundtrip transactions, the Fund does not include purchases pursuant to dollar cost averaging or other similar programs, and the Fund will not count systematic withdrawals and/or automatic purchases, mandatory retirement distributions, and transactions initiated by a plan sponsor.  The Fund will calculate roundtrip transactions at the shareholder level, and may contact a shareholder to request an explanation of any activity that the Fund suspects as Disruptive Trading.

Notwithstanding the foregoing, the Fund may also take action if a shareholder’s trading activity (evaluated based on roundtrip trading or otherwise) is deemed Disruptive Trading by the Fund, even if applicable Shares are held longer than 30 days.  In addition, the Fund may, without prior notice, take whatever action it deems appropriate to comply with or take advantage of any state or federal regulatory requirement.  The Fund also imposes an initial sales load and a CDSC on certain Shares, each of which has the effect of discouraging Disruptive Trading in Fund Shares.

The Fund cannot guarantee that its policies and procedures regarding market timing will be effective in detecting and deterring all Disruptive Trading.

Disclosure of Portfolio Holdings.  A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

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OTHER IMPORTANT INFORMATION

Dividends, Distributions and Taxes

The following information is meant as a general summary for U.S. shareholders. Additional tax information appears in the SAI. Shareholders should rely on their own tax advisers for advice about the particular U.S. federal, state and local tax consequences to them of investing in the Fund.

The Fund will distribute substantially all of its income and gains to its shareholders every year. Dividends paid by the Fund derived from net investment income, if any, will generally be paid annually and capital gains distributions, if any, will be made at least annually. Absent instructions to pay distributions in cash, distributions will be reinvested automatically in additional Fund shares (or fractions thereof). Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed on distributions, regardless of whether distributions are paid by the Fund in cash or are reinvested in additional Fund shares.

Distributions generally will be taxable as qualified dividend income, long-term capital gain, or ordinary income. Qualified dividend income generally includes dividends paid by U.S. corporations and certain qualifying foreign corporations, provided the foreign corporation is not a passive foreign investment company. Any distribution resulting from such qualified dividend income received by the Fund will be designated as qualified dividend income. If the Fund designates a distribution as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate provided certain holding period requirements are met. If the Fund designates a distribution as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gain, regardless of how long the shareholders have held their Fund shares. Short-term capital gains may be realized and any distribution resulting from such gains will be taxed at ordinary income U.S. federal income tax rates. All taxable dividends paid by the Fund other than those designated as qualified dividend income or capital gain distributions will be taxable as ordinary income to shareholders.

Taxable distributions paid by the Fund to corporate shareholders will be taxed at corporate U.S. federal income tax rates. Corporate shareholders may be entitled to a dividends-received deduction (“DRD”) for a portion of the dividends paid and designated by the Fund as qualifying for the DRD.

If the Fund declares a dividend in October, November or December but pays it in January, it will be taxable to shareholders as if the dividend had been received in the year it was declared. Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year. Distributions may be subject to U.S. state and local taxes, as well as U.S. federal income taxes.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term depending upon the shareholder’s holding period for the Fund shares. An exchange of shares may be treated as a sale and may be subject to tax.

As with all mutual funds, the Fund may be required to backup withhold U.S. federal income tax for all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts backup withheld may be credited against a shareholder’s U.S. federal income tax liability.

Shareholders should consult with their own tax advisers to ensure that distributions and sale of Fund shares are treated appropriately on their U.S. federal income tax and other returns.

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Cost Basis Reporting. The Fund is required to report its shareholders’ cost basis, gain/loss, and holding period for Fund shares to the IRS on the Fund’s shareholders’ Consolidated Form 1099s. The Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific Fund shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method Fund shares will be reported on a shareholder’s Consolidated Form 1099 if the shareholder does not select a specific tax lot identification method. Shareholders may choose a method different than the Fund’s standing method and will be able to do so at the time of purchase or upon the sale of Fund shares. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not covered by these rules. The Fund and its service providers do not provide tax advice. Shareholders should consult independent sources, which may include a tax professional, with respect to choosing a tax lot identification method.

Possible Tax Law Changes. At the time that this prospectus was being prepared, various administrative and legislative changes to the U.S. federal tax laws are under consideration, but it is not possible at this time to determine whether any of these changes will take place or what the changes might entail.

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Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single Fund share. The total returns in the table represents the rate an investor would have earned (or lost) on an investment in the Fund, assuming the reinvestment of all dividends and distributions. This information has been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the annual report to shareholders for the fiscal year ended February 29, 2024, which may be obtained at no charge by calling the Fund.

The following table sets forth the per share operating performance data for a share of capital stock outstanding, total return, income and expense ratios to average net assets and other supplemental data for the period indicated.

Financial Highlights

Selected data for a share outstanding throughout the year:
	3/1/23	3/1/22	3/1/21	3/1/20		3/1/19
	to	to	to	to		to
	2/29/24	2/28/23	2/28/22	2/28/21		2/29/20

Net Asset Value - Beginning of Year	$ 8.99	$ 10.89	$ 10.74	$ 10.00		$ 9.54
Net Investment Income (Loss) (a)	(0.01)	(0.01)	(0.07)	(0.11)		-	+
Net Gain (Loss) on Investments (Realized and Unrealized)	1.82	(0.82)	0.83	0.90		0.46
Total from Investment Operations	1.81	(0.83)	0.76	0.79		0.46

Distributions (From Net Investment Income)	-	-	-	-	+	-
Distributions (From Capital Gains)	-	(1.07)	(0.61)	(0.05)		-
Total Distributions	-	(1.07)	(0.61)	(0.05)		-

Net Asset Value - End of Year	$ 10.80	$ 8.99	$ 10.89	$ 10.74		$ 10.00
Total Return (b)	20.13%	(7.59)%	6.70%	7.90%		4.82%
Ratios/Supplemental Data
Net Assets - End of Year (Thousands)	$50,204	$42,331	$66,666	$61,648		$51,701

Ratio of Expenses to Average Net Assets (c) (e)	1.53%	1.50%	1.50%	1.67%		1.65%
Ratio of Net Investment Income (Loss) to Average
Net Assets (c) (d) (e)	(0.12)%	(0.12)%	(0.56)%	(1.07)%		0.00%	+

Portfolio Turnover Rate	2.45%	453.75%	0.00%	50.17%		0.00%

+ Less than $0.005/0.005%.
(a) Per share amount calculated using the average shares method.
(b) Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.
(c) Ratios do not include expenses of the investment companies in which the Fund invests.
(d) Recognition of net investment income by the Fund is affected by the timing of the declaration of the dividends by the underlying investment companies in which the Fund invests.
(e) The ratios include 0.00%, 0.06%, 0.00%, 0.00%, and 0.00% of interest expense during the fiscal years ended
February 29, 2024, February 28, 2023, February 28, 2022, February 28, 2021 and February 29, 2020, respectively.

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Privacy Notice

FACTS	WHAT DOES WP TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

▪    Social Security number

▪    Assets

▪    Retirement Assets

▪    Transaction History

▪    Checking Account Information

▪    Purchase History

▪    Account Balances

▪    Account Transactions

▪    Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

How?	All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons WP Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does WP Trust share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes–information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (866) 959-9260

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Who we are
Who is providing this notice?	WP Trust IPS Strategic Capital, Inc. (Adviser) Premier Fund Solutions, Inc (Administrator) Mutual Shareholder Services, LLC(Fund Accountant and Transfer Agent) Arbor Court, LLC (Distributor)
What we do
How does WP Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does WP Trust collect my personal information?

We collect your personal information, for example, when you

▪    Open an account

▪    Provide account information

▪    Give us your contact information

▪    Make deposits or withdrawals from your account

▪    Make a wire transfer

▪    Tell us where to send the money

▪    Tell us who receives the money

▪    Show your government-issued ID

▪    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

▪    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

▪    Affiliates from using your information to market to you

▪    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

▪    Premier Fund Solutions, Inc, Mutual Shareholder Services, LLC and Arbor Court, LLC could each be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ▪ WP Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ WP Trust does not jointly market.
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IPS Strategic Capital Absolute Return Fund

The Fund’s statement of additional information (“SAI”) has been filed with the Securities and Exchange Commission. The SAI (which is incorporated in its entirety by reference in this Prospectus) contains additional information about the Fund. The Fund publishes annual and semi-annual reports to shareholders that contain detailed information on the Fund’s investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To request a free copy of the SAI, the Fund’s annual and semi-annual reports and other information about the Fund, or to make inquiries about the Fund, write the Fund c/o Mutual Shareholder Services, LLC., 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147 or call the Fund at (866) 959-9260. The SAI and shareholder reports are also available on the Fund’s website at www.investpsfunds.com.

Copies of these documents and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov and copies of these documents may also be obtained, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

WP Trust Investment Company Act File Number: 811-23086

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IPS Strategic Capital Absolute Return Fund

Class A Shares*

Class C Shares*

Institutional Class Shares (Ticker Symbol: IPSAX)

a series of the
WP Trust

STATEMENT OF ADDITIONAL INFORMATION

June 28, 2024

IPS Strategic Capital Absolute Return Fund (the “Fund”), is a series of WP Trust, an open-end management investment company registered with the Securities and Exchange Commission as required by the Investment Company Act of 1940, as amended.

This Statement of Additional Information is not a prospectus, and it should be read in conjunction with the Fund’s prospectus dated June 28, 2024, as the same may be amended from time to time.  Copies of the Prospectus may be obtained, without charge, by calling the Fund at (866) 959-9260 or writing to the Fund at the following address:

c/o Mutual Shareholder Services
8000 Town Centre Drive, Suite 400
Broadview Heights, OH 44147

*	Share class not presently offered for sale.

IPS STRATEGIC CAPITAL ABSOLUTE RETURN FUND

TABLE OF CONTENTS

INVESTMENT OBJECTIVE, POLICIES AND RISKS	1
INVESTMENT RESTRICTIONS	19
PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION	21
PORTFOLIO HOLDINGS DISCLOSURE	23
DESCRIPTION OF THE TRUST	24
BOARD OF TRUSTEES, OFFICERS AND PRINCIPAL SHAREHOLDERS	25
MANAGEMENT AND ADMINISTRATION	30
CODE OF ETHICS	34
PROXY VOTING POLICIES	34
PURCHASES, REDEMPTIONS AND SPECIAL SHAREHOLDER SERVICES	35
NET ASSET VALUE	39
ADDITIONAL TAX INFORMATION	39
APPENDIX A – PROXY VOTING POLICIES	50

INVESTMENT OBJECTIVE, POLICIES AND RISKS

WP Trust (the “Trust”) was organized on June 4, 2015 as a Delaware statutory trust and is registered as an open end management investment company under the Investment Company Act of 1940 (the “1940 Act”).  The Fund is a separate non-diversified series of the Trust.  The Prospectus describes the Fund’s investment objective and principal investment strategies, as well as the principal investment risks of the Fund.

The Fund’s investment advisor is IPS Strategic Capital, Inc. (the “Adviser”).

The following descriptions and policies supplement these descriptions, and also include descriptions of certain types of investments that may be made by the Fund but are not principal investment strategies of the Fund.

General Investment Risks. All investments in securities and other financial instruments involve a risk of financial loss.  No assurance can be given that the Fund’s investment program will be successful.  Investors should carefully review the descriptions of the Fund’s investments and their risks described in the Prospectus and this SAI.

Common Stocks. The Fund may invest in common stocks, which include the common stock of any class or series of domestic or foreign corporations or any similar equity interest, such as a trust or partnership interest. These investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company’s capital structure. The Fund may also invest in warrants and rights related to common stocks.

Derivative Instruments. The Fund may (but is not required to) use a variety of derivative instruments (including both long and short positions) in an attempt to enhance the Fund’s investment returns, to hedge against market and other risks in the portfolio, to add leverage to the portfolio and/or to obtain market exposure with reduced transaction costs.

Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index and may relate to, among other things, stocks, bonds, interest rates, currencies or currency exchange rates, commodities, related indices and other assets. Examples of derivatives and information about some types of derivatives and risks associated therewith follows. The derivatives market is continually evolving and the Fund may invest in derivatives other than those described below.

The value of some derivative instruments in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to utilize these instruments successfully may depend in part upon their ability to forecast interest rates and other economic factors correctly. If the Fund incorrectly forecast such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could suffer losses.

The Fund might not employ any of the strategies described herein, and no assurance can be given that any strategy used will succeed. If the Fund incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of derivative strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price

1

movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they also can reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund are required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. The Fund’s use of derivatives may increase or accelerate the amount of ordinary income recognized by shareholders.

Federal legislation has been recently enacted in the U.S. that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. While the ultimate impact is not yet clear, these changes could restrict and/or impose significant costs or other burdens upon the Fund’s participation in derivatives transactions.

Rule 18f-4 under the 1940 Act governs the Fund’s use of derivative instruments and certain other transactions that create future payment and/or delivery obligations by the Fund. Rule 18f-4 permits the Fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including the Fund, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”). In connection with the adoption of Rule 18f-4, the SEC eliminated the asset segregation framework arising from prior SEC guidance for covering Derivatives Transactions and certain financial instruments.

Under Rule 18f-4, “Derivatives Transactions” include the following: (i) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which a Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (ii) any short sale borrowing; (iii) reverse repurchase agreements and similar financing transactions, if the Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (iv) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, unless the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.

The Fund must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires the Fund to (i) appoint a Derivatives Risk Manager, (ii) maintain a Derivatives Risk Management Program designed to identify, assess, and reasonably manage the risks associated with Derivatives Transactions; (iii) comply with certain value-at-risk (VaR)-based leverage limits (VaR is an estimate of an instrument’s or portfolio’s potential losses over a given time horizon and at a specified confidence level); and (iv) comply with certain board reporting and recordkeeping requirements.

Pursuant to Rule 18f-4, if the Fund enters into reverse repurchase agreements or similar financing transactions, the Fund will (i) aggregate the amount of indebtedness associated with all of its reverse repurchase agreements or similar financing transactions with the amount of any other “senior securities” representing indebtedness (e.g., bank borrowings, if applicable) when calculating the Fund’s asset coverage ratio or (ii) treat all such transactions as Derivatives Transactions.

The requirements of Rule 18f-4 may limit the Fund’s ability to engage in Derivatives Transactions as part of its investment strategies. These requirements may also increase the cost of the Fund’s investments

2

and cost of doing business, which could adversely affect the value of the Fund’s investments and/or the performance of the Fund.

Options on Securities and Indices. As described in the Prospectus, the Fund may, among other things, purchase and sell put and call options on equity, debt or other securities or indices in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) System or on a regulated foreign over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue from a dealer. Among other reasons, the Fund may purchase put options to protect holdings in an underlying or related security against a decline in market value, and may purchase call options to protect against increases in the prices of securities it intends to purchase pending its ability to invest in such securities in an orderly manner.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

When the Fund sells a call (put) option on an underlying security it owns (is short), the option is sometimes referred to as a “covered option.” The Fund may sell such options. When the Fund sells a call or put option on underlying securities it does not own (is not short), the option is sometimes referred to as a “naked option.”

The Fund may sell “naked” call options on individual securities or instruments in which it may invest but that are not currently held by the Fund. When selling “naked” call options, the Fund must deposit and maintain sufficient margin with the broker-dealer through which it sold the “naked” call option as collateral to ensure that it meets its obligations as the seller of the option. During periods of declining securities prices or when prices are stable, selling “naked” call options can be a profitable strategy to increase the Fund’s income with minimal capital risk. However, when the price of the security underlying the written call option increases, the Fund is exposed to an increased risk of loss, because, if the price of the security underlying the option exceeds the option’s exercise price, the Fund will lose the difference. “Naked” sold call options are riskier than covered call options because there is no underlying security held by the Fund that can act as a partial hedge. “Naked” sold call options have speculative characteristics, and the potential for loss is theoretically unlimited. When a “naked” sold call option is exercised, the Fund must purchase the underlying security to meet its delivery obligation or make a payment equal to the value of its obligation in order to close out the option. There is also a risk, especially with less liquid preferred and debt securities or small capitalization securities, that the securities may not be available for purchase.

A naked put option is a position in which a buyer sells a put option and has no position in the underlying stock.  A naked put option may be used when the Fund expects the underlying stock to be trading above the strike price at the time of expiration.  The Fund will benefit from a naked put option if the underlying stock is trading above the strike price at the time of the expiration of the put option and expires worthless because the Fund will keep the entire premium.  The Fund could lose money if the price of the underlying stock is below the strike price because the put may be exercised against the Fund, causing the Fund to buy the stock at the strike price.

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If an option sold by the Fund expires unexercised, the Fund will realize a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund will realize a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). In addition, the Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option that is sold. There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, and the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

OTC Options. The Fund may also purchase and sell over-the-counter (“OTC”) options. OTC options differ from traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The Fund may also purchase and write dealer options.

Risks Associated with Options on Securities and Indices. There are several risks associated with transactions in options on securities, including exchange-traded funds (“ETFs”), and on indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve the intended result. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security or index, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a call option that it had written on a security held in its portfolio, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a call option on an individual security held in the Fund’s portfolio, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security or index position covering the call option above the sum of the premium and the exercise price of the call but has retained the risk of loss (net of premiums received) should the price of the underlying security or index position decline. Similarly, as the seller of a call option on a securities index or ETF, the Fund forgoes the opportunity to profit from increases in the securities index or ETF over the strike price of the option, though it retains the risk of loss (net of premiums received) should the price of the securities index or ETF decline.

The value of call options sold by the Fund will be affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities (including those comprising an index), changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities and the remaining time to an option’s expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid. The seller of an option generally has no control over the time when it may be required to fulfill its obligation as a seller of the option. Once an option seller has received an exercise notice, it

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cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

The hours of trading for options may not conform to the hours during which the securities held by the Fund is traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that may not be reflected in the options markets. In addition, the Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions that could adversely affect the Fund engaging in options transactions.

 If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security or index remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose their entire investment in the option. Also, where a put or call option on a particular security or index is purchased to hedge against price movements in a related security or index, the price of the put or call option may move more or less than the price of the related security or index. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position. Similarly, if restrictions on exercise were imposed, a Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index or ETF sold by the Fund is covered by an option on the same index or ETF purchased by the Fund, movements in the index or ETF may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding (based, in part, on the extent of correlation (if any) between the performance of the index or ETF and the performance of the Fund’s portfolio securities).

Foreign Currency Options. The Fund may buy or sell put and call options on foreign currencies in various circumstances, including, but not limited to, as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which the Fund’s securities may be denominated or to cross-hedge or in an attempt to increase the total return when the Adviser anticipates that the currency will appreciate or depreciate in value. In addition, the Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of the Fund to reduce foreign currency risk using such options.

Option Combinations.  The Fund may combine options transactions, which combinations may be in the form of option spreads or option collars. Put spreads and collars are designed to protect against a decline in value of a security the Fund owns. A collar involves the purchase of a put and the simultaneous selling of a call on the same security at a higher strike price. The put protects the investor from a decline in the price of the security below the put’s strike price. The call means that the investor will not benefit from increases in the price of the security beyond the call’s strike price. In a put spread, an investor purchases a put and simultaneously sells a put on the same security at a lower strike price. This combination protects the investor against a decline in the price down to the lower strike price. The premium received for selling the call (in the case of a collar) or selling the put (in the case of a put spread) offsets, in whole or in part, the premium paid to purchase the put.

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In a call spread, an investor purchases a call and simultaneously sells a call on the same security, with the call sold having a higher strike price than the call purchased. The purchased call is designed to provide exposure to a potential increase in the value of a security an investor owns. The premium received for writing the call offsets, in part, the premium paid to purchase the corresponding call, but it also means that the investor will not benefit from increases in the price of the security beyond the sold call’s strike price.

The Fund may sell straddles consisting of a combination of a call and a put sold on the same underlying security.

Futures Contracts.  A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future.  Futures contracts are designated by boards of trade that have been designated “contracts markets” by the Commodity Futures Trading Commission (“CFTC”).  No purchase price is paid or received when the contract is entered into.  Instead, the Fund, upon entering into a futures contract (and to maintain the Fund’s open positions in futures contracts), would be required to deposit with the futures commission merchant (“FCM”) in a segregated account in the name of the FCM an amount of cash, U.S. government securities, suitable money market instruments, or liquid, high-grade debt securities, known as “initial margin.”  The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract.  Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded.  By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the FCM will require an increase in the margin.  However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.  These subsequent payments, called “variation margin,” to and from the0FCM, are made on a daily basis as the price of the underlying assets fluctuate, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.”  The Fund expects to earn interest income on its initial and variation margin deposits.

The Fund will incur brokerage fees when it purchases and sells futures contracts.  Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions that may result in a gain or a loss.  While futures positions taken by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous for the Fund to do so.  A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Securities Index Futures Contracts. Purchases or sales of securities index futures contracts may be used in an attempt to protect the Fund’s current or intended investments from broad fluctuations in securities prices.  A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract.  On the contract’s expiration date a final cash settlement occurs and the futures positions are simply closed

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out.  Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate “short” position in index futures, the Fund may also seek to protect the value of its portfolio against an overall decline in the market for such securities.  Alternatively, in anticipation of a generally rising market, the Fund can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in securities index futures and later liquidating that position as particular securities are acquired.  To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

Options on Futures Contracts. The Fund may purchase exchange-traded call and put options on futures contracts and sell exchange-traded call options on futures contracts.  These options are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading.  A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a “long” position) at a specified exercise price at any time before the option expires.  A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a “short” position), for a specified exercise price at any time before the option expires.

The Fund may sell options on futures contracts that are “covered.”  The Fund will be considered “covered” with respect to a put option it has sold if, so long as it is obligated as seller of the put, the Fund segregates with its custodian cash, U.S. government securities or liquid securities at all times equal to or greater than the aggregate exercise price of the puts it has sold (less any related margin deposited with the FCM).  The Fund will be considered “covered” with respect to a call option it has sold on a debt security future if, so long as it is obligated as a seller of the call, the Fund owns a security deliverable under the futures contract.  The Fund will be considered “covered” with respect to a call option it has sold on a securities index future if the Fund owns securities the price changes of which are, in the opinion of the Adviser, expected to replicate substantially the movement of the index upon which the futures contract is based.

Upon the exercise of a call option, the seller of the option is obligated to sell the futures contract (to deliver a “long” position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market.  Upon exercise of a put, the seller of the option is obligated to purchase the futures contract (deliver a “short” position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market.  When the holder of an option exercises it and assumes a long futures position, in the case of a call, or a short futures position, in the case of a put, its gain will be credited to its futures margin account, while the loss suffered by the seller of the option will be debited to its account and must be immediately paid by the seller.  However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights.  Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

If the Fund sells options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position.  If the option is not exercised, the Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held in or to be acquired for the Fund.  If the option is exercised, the Fund will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but that will offset any favorable changes in the value of its portfolio securities or, in the case of a put, lower prices of securities it intends to acquire.

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Options on futures contracts can be used by the Fund to hedge substantially the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts.  If the Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself.  Purchases of options on futures contracts may present less risk in hedging than the purchase and sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs.

The purchase of put options on futures contracts may be used as a means of hedging the Fund’s portfolio against a general decline in market prices.

The selling of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities.  If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the value of the Fund’ holdings of securities.  The selling of a put option on a futures contract is analogous to the purchase of a futures contract in that it hedges against an increase in the price of securities the Fund intends to acquire.  However, the hedge is limited to the amount of premium received for selling the put.

Hedging and Other Uses of Options. The Fund may engage in an ongoing hedging strategy.  Hedging is a means of transferring risk that an investor does not wish to assume during an uncertain market environment. The Fund may enter into these transactions: (a) to hedge against changes in the market value of portfolio securities and against changes in the market value of securities intended to be purchased; (b) to close out or offset existing positions; or (c) to manage the duration of a portfolio’s fixed income investments; or (d) to enhance returns.

Hedging activity in the Fund may involve the use of derivatives including, but not limited to, buying or selling (writing) put or call options on stocks, shares of ETFs or stock indexes, buying ETFs or other investment companies that engage in hedging strategies, entering into stock index futures contracts or buying or selling options on stock index futures contracts or financial futures contracts, such as futures contracts on U.S. Treasury securities and interest related indices, and options on financial futures, or purchasing foreign currency forward contracts or options on foreign currency. The Fund will buy or sell options on stock index futures traded on a national exchange or board of trade and options on securities and on stock indexes traded on national securities exchanges or through private transactions directly with a broker-dealer. The Fund may hedge a portion of its portfolio by selling stock index futures contracts or purchasing puts on these contracts to limit exposure to an actual or anticipated market decline. The Fund may also hedge against fluctuations in currency exchange rates, in connection with its investments in foreign securities by purchasing foreign forward currency exchange contracts and/or options on foreign currency.

The Adviser has filed a notice with the National Futures Association pursuant to Rule 4.5 under the Commodity Exchange Act (“CEA”) claiming an exclusion from the definition of the term "commodity pool operator" under the CEA, and the rules of the CFTC promulgated thereunder, with respect to the operation of the Fund. Accordingly, the Fund is not subject to regulation as a commodity pool. To remain eligible for the exclusion, the Fund will have to adhere to the CFTC’s regulations that subject registered investment companies and their investment advisers to regulation by the CFTC if the registered investment company invests more than a prescribed level of its liquidation value in futures, options on futures, most swaps, or other financial instruments regulated under the CEA, and the rules thereunder, or if the Fund is marketed as providing investment exposure to such instruments.

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Preferred Stock. Preferred stock, unlike common stock, often offers a specified dividend rate payable from a company's earnings. Preferred stock also generally has a preference over common stock on the distribution of a company's assets in the event the company is liquidated or declares bankruptcy; however, the rights of preferred stockholders on the distribution of a company's assets in the event of a liquidation or bankruptcy are generally subordinate to the rights of the company's debt holders and general creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Some fixed rate preferred stock may have mandatory sinking fund provisions which provide for the stock to be retired or redeemed on a predetermined schedule, as well as call/redemption provisions prior to maturity, which can limit the benefit of any decline in interest rates that might positively affect the price of preferred stocks. Preferred stock dividends may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. In some cases an issuer may offer auction rate preferred stock, which means that the interest to be paid is set by auction and will often be reset at stated intervals.

Foreign Securities.  Foreign securities include U.S. dollar-denominated and non-U.S. dollar-denominated securities of foreign issuers.  The Fund may invest directly in foreign equity securities traded directly on U.S. exchanges, foreign exchanges, over-the-counter or in the form of American Depositary Receipts.  The Fund may also invest in foreign currency-denominated fixed-income securities.  Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments.  Many of the risks are more pronounced for investments in developing or emerging market countries, or countries whose markets are becoming open, or have only recently opened, to private investment, foreign investment or both.  The Adviser follows the FTSE country classifications to determine developing or emerging market countries.

American Depositary Receipts (“ADRs”). ADRs provide a method whereby the Fund may invest in securities issued by companies whose principal business activities are outside the United States.  ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities, and may be issued as sponsored or unsponsored programs.  In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs.  In unsponsored programs, the issuer may not be directly involved in the creation of the program.  Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.  ADRs are subject to many of the risks affecting foreign investments generally, except for those specific to trading securities on foreign exchanges.

Political and Economic Factors. Foreign investments involve risks unique to the local political, economic, and regulatory structures in place, as well as the potential for social instability, military unrest, or diplomatic developments that could prove adverse to the interests of U.S. investors. Individual foreign economies can differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. In addition, significant external political and economic risks currently affect some foreign countries. War and terrorism affect many countries. Many countries throughout the world are dependent on a healthy U.S. economy or economies elsewhere around the world (e.g., Europe), and are adversely affected when the U.S. or other world economies weaken or their markets decline.

Government Action.  Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by

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these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Foreign Currencies; Currency Fluctuations. The Fund’s investments in foreign securities may be denominated in U.S. dollars or foreign currencies. For securities valued in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund’s assets denominated in that currency. Such changes will also affect the Fund’s income and may affect the income of companies in which the Fund invests. Generally, when a given currency appreciates against the U.S. dollar (the U.S. dollar weakens), the value of the Fund’s securities denominated in that currency will rise. When a given currency depreciates against the U.S. dollar (the U.S. dollar strengthens), the value of the Fund’s securities denominated in that currency will decline.  Countries with managed currencies that are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market may experience sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors.  Similarly, the Fund may be adversely affected by holding securities in foreign currencies that are not readily convertible into U.S. dollars.

Potential Adverse Changes.   With respect to certain foreign countries, especially developing and emerging ones, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets, political or social instability, or diplomatic developments which could affect investments by U.S. persons in those countries.

Information and Supervision. There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards, practices, and requirements comparable to those applicable to U.S. companies. It also is often more difficult to keep currently informed of corporate actions that affect the prices of portfolio securities.

Market Characteristics. Foreign securities markets are generally not as developed or efficient as, and may be more volatile and have less volume and liquidity than, those in the United States. Securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. Commissions on foreign securities trades are generally higher than commissions on U.S. exchanges, and while there are an increasing number of overseas securities markets that have adopted a system of negotiated rates, a number are still subject to an established schedule of minimum commission rates. There is generally less government supervision and regulation of foreign securities exchanges, brokers, and listed companies than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement." Failed settlements can result in losses to the Fund.

Investment and Repatriation Restrictions. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions limit and, at times, preclude investment in such countries and increase the cost and expenses of the Fund. Investments by foreign investors are subject to a variety of restrictions in many developing countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which the Fund invests.

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Taxes.  The dividends and interest payable on foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund’s shareholders. In addition, some governments may impose a tax on purchases by foreign investors of certain securities that trade in their country.

Depositary Receipts. The Fund’s investments may include securities of foreign issuers in the form of sponsored or unsponsored ADRs, Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs). ADRs are depositary receipts typically issued by a United State bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, depositary receipts in registered form are designed for use in the United States securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Ownership of unsponsored depositary receipts may not entitle the Fund to financial or other reports from the issuer of the underlying security, to which it would be entitled as the owner of sponsored depositary receipts.

Convertible Securities.  Although the equity investments of the Fund consists primarily of common stocks, the Fund may buy securities convertible into common stock if, for example, the Adviser believes that a company’s convertible securities are undervalued in the market.  Convertible securities eligible for purchase by the Fund include convertible bonds, convertible preferred stocks, and warrants.  A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specific amount of the corporation’s capital stock at a set price for a specified period of time.  Warrants do not represent ownership of the underlying securities, but only the right to buy the securities. The prices of warrants do not necessarily move parallel to the prices of underlying securities. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them.  Warrant positions will not be used to increase the leverage of the Fund; consequently, warrant positions are generally accompanied by cash positions equivalent to the required exercise amount.  The Fund’s ability to invest in warrants may be limited by the Fund’s investment restrictions.

Real Estate Securities.  The Fund will not invest in real estate (including mortgage loans and limited partnership interests), but may invest in readily marketable securities issued by companies that invest in real estate or interests therein.  The Fund may also invest in readily marketable interests in real estate investment trusts (“REITs”).  REITs are generally publicly traded on the national stock exchanges and in the over-the-counter market and have varying degrees of liquidity.  Investments in real estate securities are subject to risks inherent in the real estate market, including risk related to changes interest rates.

U.S. Government Securities. The Fund may invest a portion of the portfolio in U.S. government securities, defined to be U.S. government obligations such as U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills, obligations guaranteed by the U.S. government such as Government National Mortgage Association (“GNMA”) as well as obligations of U.S. government authorities, agencies and instrumentalities such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Housing Administration (“FHA”), Federal Farm Credit Bank (“FFCB”), Federal Home Loan Bank (“FHLB”), Student Loan Marketing Association (“SLMA”), and The Tennessee Valley Authority.  U.S. government securities may be acquired subject to repurchase agreements.  While obligations of some U.S. government sponsored entities are supported by the full faith and credit of the U.S. government (e.g., GNMA), several are supported by the right of the issuer to borrow from the U.S. government (e.g. FNMA, FHLMC), and still others are supported only by the credit of the issuer itself (e.g.

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SLMA, FFCB).  No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or instrumentalities in the future, other than as set forth above, since it is not obligated to do so by law.  The guarantee of the U.S. government does not extend to the yield or value of the Fund’s shares.

Foreign Government Obligations. The Fund may invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in United States dollars or in another currency.

Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities, such as those issued by GNMA, FNMA, FHLMC or certain foreign issuers. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable-rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities’ yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund’s shares. These securities generally are “pass-through” instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool’s term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed-rate 30-year mortgages in a stable interest rate environment, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life, although it may vary depending on various factors. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the Fund’s yield.

The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

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Asset-Backed Securities. The Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

Asset-backed securities present certain risks that are not presented by other securities in which the Fund may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized.

Structured Notes, Bonds and Debentures. The Fund may invest in structured notes, bonds and debentures. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the “Reference”) or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund’s entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

Assignments and Participations. The Fund may invest in assignments of and participations in loans issued by banks and other financial institutions.

When the Fund purchases assignments from lending financial institutions, the Fund will acquire direct rights against the borrower on the loan. However, since assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

Participations in loans will typically result in the Fund having a contractual relationship with the lending financial institution, not the borrower. The Fund would have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender of the payments from the borrower. In connection with purchasing a participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in

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which it has purchased a participation. As a result, the Fund purchasing a participation will assume the credit risk of both the borrower and the lender selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

The Fund may have difficulty disposing of assignments and participations because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Fund’s ability to dispose of particular assignments or participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid market for assignments and participations also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio and calculating its net asset value.

The Fund may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a foreign government (a “Borrower”) and one or more financial institutions (“Lenders”). The majority of the Fund’s investments in Loans are expected to be in the form of participations in Loans (“Participations”) and assignments of portions of Loans from third parties (“Assignments”). Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the Borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower.

When the Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the Borrower on the Loan. However, since Assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

There are risks involved in investing in Participations and Assignments. The Fund may have difficulty disposing of them because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Fund’s ability to dispose of particular Participations or Assignments when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the Borrower. The lack of a liquid market for Participations and Assignments also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio and calculating its net asset value.

Corporate Debt Securities.  The Fund’s fixed income investments may include corporate, municipal or other government debt securities.  Corporate and municipal debt obligations purchased by the Fund may be any credit quality, maturity or yield.  Accordingly, the Fund’s debt securities may include “investment grade” securities (those rated at least Baa by Moody’s Investors Service, Inc. (“Moody’s”), BBB by Standard & Poor’s Ratings Services (“S&P”) or Fitch Investors Service, Inc. (“Fitch”) or, if not rated, of equivalent quality in the Adviser’s opinion.  In addition, the Fund’s debt securities may include lower-rated debt securities including, without limitation, junk bonds.  Debt obligations rated Baa by Moody’s or BBB by S&P, or Fitch may be considered speculative and are subject to risks of non-payment of interest and principal.  Debt obligations rated lower than Baa by Moody’s or lower than BBB by S&P or

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Fitch are generally considered speculative and subject to significant risks of non-payment of interest and principal.  Descriptions of the quality ratings of Moody’s, S&P and Fitch are contained in this SAI.  While the Adviser utilizes the ratings of various credit rating services as one factor in establishing creditworthiness, it relies primarily upon its own analysis of factors establishing creditworthiness.

Money Market Instruments.  The Fund may invest in money market instruments including U.S. government obligations or corporate debt obligations (including those subject to repurchase agreements), provided that they are eligible for purchase by the Fund.  Money market instruments also may include Banker’s Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper, and Variable Amount Demand Master Notes (“Master Notes”).  Banker’s Acceptances are time drafts drawn on and “accepted” by a bank.  When a bank “accepts” such a time draft, it assumes liability for its payment.  When the Fund acquires a Banker’s Acceptance, the bank that “accepted” the time draft is liable for payment of interest and principal when due.  The Banker’s Acceptance carries the full faith and credit of such bank.  A Certificate of Deposit (“CD”) is an unsecured, interest bearing debt obligation of a bank.  Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation, or other borrower.  Maturities of Commercial Paper generally range from 2 to 270 days and are usually sold on a discounted basis rather than as an interest-bearing instrument.  The Fund will invest in Commercial Paper only if it is rated in one of the top two rating categories by Moody’s, S&P or Fitch, or if not rated, of equivalent quality in the Adviser’s opinion.  Commercial Paper may include Master Notes of the same quality.  Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest.  Master Notes are acquired by the Fund only through the Master Note program of the Fund’s custodian bank, acting as administrator thereof.  The Adviser will monitor, on a continuous basis, the earnings power, cash flow, and other liquidity ratios of the issuer of a Master Note held by the Fund.

ETFs.   The Fund may invest in ETFs.  An ETF is a fund that holds a portfolio of common stocks or bonds designed to track the performance of a securities index or sector of an index.  ETFs are traded on a securities exchange based on their market value.  An ETF portfolio holds the same stocks or bonds as the index it tracks, so its market price reflects the value of the index at any given time. ETFs are registered investment companies and incur fees and expenses such as operating expenses, licensing fees, registration fees, trustees’ fees, and marketing expenses, and ETF shareholders, such as the Fund, pay their proportionate share of these expenses.  Your cost of investing in the Fund will generally be higher than the cost of investing directly in ETFs.  By investing in the Fund, you will indirectly bear fees and expenses charged by the underlying ETFs in which the Fund invests in addition to the Fund’s direct fees and expenses.

Other Investment Companies. The Fund may purchase shares of other investment companies, including business development companies and ETFs. Section 12(d)(1)(A) of the 1940 Act provides that a fund may not purchase or otherwise acquire the securities of other investment companies if, as a result of such purchase or acquisition, it would own: (i) more than 3% of the total outstanding voting stock of the acquired investment company; (ii) securities issued by any one investment company having a value in excess of 5% of the fund’s total assets; or (iii) securities issued by all investment companies having an aggregate value in excess of 10% of the fund’s total assets. These limitations are subject to certain statutory and regulatory exemptions, including Rule 12d1-4 under the 1940 Act, which permits the Fund to invest in other investment companies beyond the statutory limits, subject to certain conditions. Among other conditions, Rule 12d1-4 prohibits a fund from acquiring control of another investment company (other than an investment company in the same group of investment companies), including by acquiring more than 25% of its voting securities. In addition, Rule 12d1-4 imposes certain voting requirements when a fund’s ownership of another investment company exceeds particular thresholds. If shares of a fund are acquired by another investment company, the “acquired” fund may not purchase or otherwise acquire the securities of an investment company or private fund if immediately after such purchase or acquisition, the securities

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of investment companies and private funds owned by that acquired fund have an aggregate value in excess of 10 percent of the value of the total assets of the fund, subject to certain exceptions. These restrictions may limit the Fund’s ability to invest in other investment companies to the extent desired. In addition, other unaffiliated investment companies may impose other investment limitations or redemption restrictions which may also limit the Fund’s flexibility with respect to making investments in those unaffiliated investment companies. The Fund has adopted policies and procedures designed to comply with the requirements of Rule 12d1-4 and the Fund intends to follow such policies and procedures when investing in other investment companies.

When a Fund purchases shares of another investment company, the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company and will be subject to the risks associated with the portfolio investments of the underlying investment company.

Unit Investment Trusts. A unit investment trust, commonly referred to as a UIT, is one of three basic types of investment companies. The other two types are mutual funds and closed-end funds. A unit investment trust is a registered investment company that buys and holds a generally fixed portfolio of stocks, bonds, or other securities. "Units" in the trust are sold to investors (unitholders) who receive a share of principal and dividends (or interest). A UIT has a stated date for termination that varies according to the investments held in its portfolio. A UIT investing in long-term bonds may remain outstanding for 20 to 30 years. UITs that invest in stocks may seek to capture capital appreciation over a period of a year or a few years. When these trusts are dissolved, proceeds from the securities are either paid to unitholders or reinvested in another trust. A UIT does not actively trade its investment portfolio. That is, a UIT buys a relatively fixed portfolio of securities (for example, five, ten, or twenty specific stocks or bonds), and holds them with little or no change for the life of the UIT. Because the investment portfolio of a UIT generally is fixed, investors know more or less what they are investing in for the duration of their investment. Investors will find the portfolio securities held by the UIT listed in its prospectus.

Repurchase Agreements.  The Fund may invest in repurchase agreements.  A repurchase agreement is a short term investment in which the purchaser acquires ownership of a U.S. government security and the seller agrees to repurchase the security at a future time at a set price, thereby determining the yield during the purchaser’s holding period.  Any repurchase transaction in which the Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement.  In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value.

Reverse Repurchase Agreements.  The Fund may engage in reverse repurchase agreements. Reverse repurchase agreements are agreements that involve the sale of securities held by a Fund to financial institutions such as banks and broker-dealers, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. During the reverse repurchase agreement period, the Fund continues to receive interest and principal payments on the securities sold. A Fund may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; or (iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

Reverse repurchase agreements involve the risk that the market value of securities to be purchased by the Fund may decline below the price at which the Fund is obligated to repurchase the securities, or that the other party may default on its obligation, so that the Fund is delayed or prevented from completing the transaction. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the sale of the securities may be restricted pending

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a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Illiquid Investments.  In accordance with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Fund may hold up to 15% of its net assets in “illiquid investments.” For this purpose, the term” illiquid investments” are investments that the Fund cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund monitors the portion of its total assets that are invested in illiquid investments on an ongoing basis in order to ensure that the value of illiquid securities held by the Fund does not exceed 15% of the Fund’s net assets.

The Fund must classify each portfolio investment at least monthly into one of four liquidity categories (highly liquid, moderately liquid, less liquid and illiquid), which are defined pursuant to the Liquidity Rule. Such classification is to be made using information obtained after reasonable inquiry and taking into account relevant market, trading and investment-specific considerations. Moreover, in making such classification determinations, the Fund determines whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that the Fund would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity, and if so, the Fund takes this determination into account when classifying the liquidity of that investment. The Fund may be assisted in classification determinations by one or more third-party service providers. Investments classified according to this process as “illiquid investments” are those subject to the 15% limit on illiquid investments.

The Fund has a liquidity risk management program designed to assess and manage the Fund’s liquidity risk. The program has been approved by the Trust’s Board of Trustees (“Board”), which has also approved the appointment of a liquidity program administrator (the “LPA”). The LPA is responsible for oversight of the Fund’s liquidity risk management efforts, including classifying the liquidity of the Fund investment, ensuring the Fund holds no more than 15% of net asset value in illiquid investments, ensuring that the Fund holds enough liquid assets to meet reasonably foreseeable redemption requests, and reporting to the Board regarding the effectiveness and operation of the liquidity risk management program.

Private Securities Transactions.  In general, securities purchased in private transactions are legally restricted as to resale.  The Fund’s investments in private placements will be subject to a number of risks because the securities will be illiquid securities for which there is no public market.  Illiquid securities are subject to risks of potential delays in resale and uncertainty in valuation.    In addition, as noted under “Illiquid Securities” above, if at any time more than 15% of the Fund’s net assets are invested in illiquid securities, the Fund may take appropriate steps to protect the Fund’s liquidity as deemed necessary or advisable by the Fund.  In such a case, the Fund may seek to sell private securities in its portfolio prematurely at prices below what the Adviser believes to be the securities’ fair value.

Restricted Securities.  Within its limitation on investment in illiquid securities and the Fund’s private investments, the Fund may purchase restricted securities that generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the federal securities laws, or in a registered public offering.  Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement.  If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.  The Fund values restricted securities under fair value procedures described above under “Illiquid Securities” and as described in the section entitled “Investing in the Fund – Determining the Fund’s Net Asset Value” of the Prospectus.

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Forward Commitment & When-Issued Securities.  The Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price.  In such purchase transactions, the Fund will not accrue interest on the purchased security until the actual settlement.  Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale.  When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale.  As a result, the exposure to the counterparty of the purchase or sale is increased.  Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Adviser felt such action was appropriate.  In such a case, the Fund could incur a short-term gain or loss.

Short Sales of Securities.  The Fund may make short sales, which are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security.  To complete a short sale transaction, the Fund will borrow the security from a broker-dealer, which generally involves the payment of a premium and transaction costs.  The Fund then sells the borrowed security to a buyer in the market.  The Fund will then cover the short position by buying shares in the market either (i) at its discretion; or (ii) when called by the broker-dealer lender.  Until the security is replaced, the Fund is required to pay the broker-dealer lender any dividends or interest that accrue during the period of the loan.  In addition, the net proceeds of the short sale will be retained by the broker to the extent necessary to meet regulatory or other requirements, until the short position is closed out.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  The Fund will realize a gain if the security declines in price between those dates.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale.

In addition, the Fund may make short sales “against the box” i.e., when the Fund sells a security short when the Fund has segregated securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will hold such securities while the short sale is outstanding.  The Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

Lending of Portfolio Securities.  In order to generate additional income, the Fund may lend portfolio securities in an amount up to 33 1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities that the Adviser has determined are creditworthy under guidelines established by the Trustees.  In determining whether the Fund will lend securities, the Adviser will consider all relevant facts and circumstances.  The Fund may not lend securities to any company affiliated with the Adviser.  Each loan of securities will be collateralized by cash, securities or letters of credit.  The Fund might experience a loss if the borrower defaults on the loan.

The borrower at all times during the loan must maintain with the Fund cash or cash equivalent collateral, or provide to the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned.  While the loan is outstanding, the borrower will pay the Fund any interest paid on the loaned securities, and the Fund may invest the cash collateral to earn additional income.  Alternatively, the Fund may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit.  It is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan.  Loans are subject to termination at the option of the Fund or the borrower at any time.  The Fund may pay reasonable administrative and custodial fees in connection with a loan, and may pay a negotiated portion

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of the income earned on the cash to the borrower or placing broker.  As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

Temporary Defensive Positions.  The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions.  During such an unusual set of circumstances, the Fund may hold up to 100% of its portfolio in cash or cash equivalent positions.  When the Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Fund’s Adviser and third party service providers), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. These factors can cause substantial market volatility, exchange trading suspensions and closures, changes in the availability of and the margin requirements for certain instruments, and can impact the ability of the Fund to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis may also affect the global economy in ways that cannot necessarily be foreseen at the current time. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these could have a significant impact on a Fund’s performance, resulting in losses to your investment. Under these circumstances, the Fund may have difficulty achieving its investment objective which may adversely impact Fund performance.

INVESTMENT RESTRICTIONS

Fundamental Restrictions. The Fund has adopted the following “fundamental restrictions,” which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund.  A “majority” for this purpose means the lesser of (i) 67% of the Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

FUNDAMENTAL RESTRICTIONS.  As a matter of fundamental policy, the Fund may not:

(1)	Issue senior securities, except as permitted by Section 18(f)(1) of the 1940 Act;

(2)	Borrow money, except to the extent permitted under Section 18(f)(1) the 1940 Act (including, but not limited to, reverse repurchase agreements and borrowing to meet redemptions). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing;

(3)	Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with selling covered put and call options and the purchase of securities on a when-issued or forward commitment basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices;

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(4)	Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws;

(5)	Make loans, provided that the Fund may lend its portfolio securities in an amount up to 33 1/3% of total Fund assets, and provided further that, for purposes of this restriction, investment in U.S. Government obligations, short-term commercial paper, certificates of deposit, bankers’ acceptances and repurchase agreements shall not be deemed to be the making of a loan;

(6)	Purchase or sell real estate or interests in real estate directly; provided, however, that the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate (including, without limitation, investments in REITs and mortgage-backed securities);

(7)	Purchase or sell commodities, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices and may purchase interests in equity securities issued by companies (including, without limitation, investment companies) that hold or invest in one or more commodities as their sole or principal business activity; or

(8)	Invest 25% or more of its total assets in securities of issuers in any particular industry. For purposes of this limitation, securities of the U.S. Government (including its agencies and instrumentalities), securities of state or municipal governments and their political subdivisions and investments in other registered investment companies are not considered to be issued by members of any industry.

NON-FUNDAMENTAL RESTRICTIONS.  The following investment limitations are not fundamental and may be changed without shareholder approval.  As a matter of non-fundamental policy, the Fund may not:

(1)	Purchase securities on margin; provided, however, that the Fund may obtain such short-term credits as may be necessary for the clearance of transactions, may make short sales to the extent permitted by the 1940 Act and may enter into options, forward contracts, futures contracts or indices options on futures contracts or indices;

(2)	Make investments for the purpose of exercising control or management over a portfolio company;

(3)	Invest in securities of other registered investment companies, except as permitted under the 1940 Act;

(4)	Invest in interests in oil, gas or other mineral exploration or development programs, although the Fund may invest in the common stock of companies which invest in or sponsor such programs;

(5)	Invest 15% or more of its total net assets in illiquid securities; or

(6)	Purchase warrants if as a result the Fund would then have more than 5% of its total net assets (taken at the lower of cost or current value) invested in warrants.

With respect to the “fundamental” and “non-fundamental” investment restrictions above, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase); provided, however, that the percentage limitations on borrowing under the Fund’s second fundamental investment restriction apply at all times.

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PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

Subject to the general supervision of the Trustees, the Adviser is responsible for, make decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund.  The Adviser shall manage the Fund’s portfolios in accordance with the terms of the Investment Advisory Agreement by and between the Adviser and the Fund (the “Advisory Agreement”). Under the Advisory Agreement, the Adviser selects the securities and manages the investments for the Fund, and also selects broker-dealers to execute portfolio transactions, all subject to the oversight of the Board of Trustees. The Advisory Agreement is described in detail under “Management and Administration”.  The Adviser serves as investment adviser for a number of client accounts, including the Fund.  Investment decisions for the Fund will be made independently from those for any other series of the Trust, if any, and for any other investment companies and accounts advised or managed by the Adviser.

Brokerage Selection.  In selecting brokers to be used in portfolio transactions, the Adviser’s general guiding principle is to obtain the best overall execution for each trade, which is a combination of price and execution.  With respect to execution, the Adviser considers a number of judgmental factors, including, without limitation, the actual handling of the order, the ability of the broker to settle the trade promptly and accurately, the financial standing of the broker, the ability of the broker to position stock to facilitate execution, the Adviser’s past experience with similar trades and other factors that may be unique to a particular order.  Recognizing the value of these judgmental factors, the Adviser may select brokers who charge a brokerage commission that is higher than the lowest commission that might otherwise be available for any given trade.  The Adviser may not give consideration to sales of shares of the Fund as a factor in selecting brokers to execute portfolio transactions.  The Adviser may, however, place portfolio transactions with brokers that promote or sell the Fund’s shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on the broker’s sales efforts.

Under Section 28(e) of the Securities Exchange Act of 1934 and as provided in the Advisory Agreement, the Adviser is authorized to cause the Fund to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and/or research services provided by the broker.  The research received may include, without limitation: information on the United States and other world economies; information on specific industries, groups of securities, individual companies, political and other relevant news developments affecting markets and specific securities; technical and quantitative information about markets; analysis of proxy proposals affecting specific companies; accounting and performance systems that allow the Adviser to determine and track investment results; and trading systems that allow the Adviser to interface electronically with brokerage firms, custodians and other providers. Where a product or service has a mixed use among research, brokerage and other purposes, the Adviser will make a reasonable allocation according to the uses and will pay for the non-research and non-brokerage functions in cash using its own funds.

 The research and investment information services described above make available to the Adviser for its analysis and consideration the views and information of individuals and research staffs of other securities firms.  These services may be useful to the Adviser in connection with advisory clients other than the Fund and not all such services may be useful to the Adviser in connection with the Fund.  Although such information may be a useful supplement to the Adviser’s own investment information in rendering services to the Fund, the value of such research and services is not expected to reduce materially the expenses of the Adviser in the performance of its services under the Advisory Agreement and will not reduce the management fees payable to the Adviser by the Fund.

The Fund may invest in securities traded in the over-the-counter market.  Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions

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involve dealer spreads rather than brokerage commissions.  The Fund, where possible, deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and/or execution are available elsewhere.  When a transaction involves exchange listed securities, the Adviser considers the advisability of effecting the transaction with a broker which is not a member of the securities exchange on which the security to be purchased is listed or effecting the transaction in the institutional market.

Aggregated Trades.  While investment decisions for the Fund are made independently of the Adviser’s other client accounts, the Adviser’s other client accounts may invest in the same securities as the Fund.  To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.  When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Adviser believes to be equitable to the Fund and such other investment company or account.  In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

The following table reflects the aggregate brokerage commissions paid by the Fund during each of the past three fiscal years:

Fiscal Year End	Fund
February 29, 2024	$9,307
February 28, 2023	$128,988
February 28, 2022	$45,652

The difference in the commissions paid for the two most recently completed fiscal years is primarily attributable to decreased trading activity.

Portfolio Turnover.  The annualized portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period.  The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less.  Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment.  Portfolio turnover will not be a limiting factor in making Fund decisions, and the Fund may engage in short-term trading to achieve its investment objective. The difference in the portfolio turnover rates for the two most recently completed fiscal years is primarily attributable to the Fund’s decreased trading in ETFs held. Options transactions are typically excluded from portfolio turnover due to their short-term structure. The following table provides information on the Fund’s portfolio turnover rates for the past three fiscal years.

Fiscal Year End	Portfolio Turnover Rate
February 29, 2024	2.45%
February 28, 2023	453.75%
February 28, 2022	0%

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PORTFOLIO HOLDINGS DISCLOSURE

The Board of the Trust has adopted policies to govern the circumstances under which disclosure regarding securities held by the Fund and disclosure of purchases and sales of such securities may be made to shareholders of the Trust or other persons.  These policies include the following:

●	Public disclosure regarding the securities held by a Fund (“Portfolio Securities”) is made quarterly through the Fund’s Form N-PORT and Semi-Annual and Annual Reports (“Official Reports”). Other than the Official Reports, shareholders and other persons generally will not be provided with information regarding Portfolio Securities held, purchased or sold by the Fund.

●	Information regarding Portfolio Securities, and other information regarding the investment activities of the Portfolios, may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Trust or the Fund, but only if such disclosure has been publicly disclosed or approved in writing by the Chief Compliance Officer of the Trust (the “CCO”). The CCO will not approve arrangements prior to public disclosure unless persons receiving the information provide assurances that the information will not be used for inappropriate trading in Fund shares.

●	The Trust’s policy relating to disclosure of the Trust's holdings of Portfolio Securities does not prohibit: (i) disclosure of information to the Fund’s investment adviser or to other Trust or Fund service providers, including but not limited to the Fund's administrator, distributor, custodian, legal counsel and auditors as identified in the Prospectus and this SAI, financial printers such as FilePoint EDGAR Services or to brokers and dealers through which the Trust purchases and sells Portfolio Securities; and (ii) disclosure of holdings of or transactions in Portfolio Securities by the Fund that is made on the same basis to all Fund shareholders. This information is disclosed to third parties under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships), and (iv) understandings or expectations between the parties that the information will be kept confidential.

●	The CCO is required to approve any arrangements other than disclosure to service providers under which information relating to Portfolio Securities held by the Portfolios, or purchased or sold by the Fund is disclosed to a shareholder or other person before disclosure in the Official Reports. In making such a determination, the CCO may consider, among other things, the information to be disclosed, the timing of the disclosure, the intended use of the information, whether the arrangement is reasonably necessary to aid in conducting the ongoing business of the Fund, and whether the arrangement will adversely affect the Trust, the Fund or its shareholders. The CCO will not approve such arrangements unless persons receiving the information provide assurances that the information will not be used for inappropriate trading in Fund shares.

●	The CCO shall inform the Board of any special portfolio holdings disclosure arrangements that are approved by the CCO, and the rationale supporting approval.

●	Neither the Fund’s investment adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the investment adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Fund.

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DESCRIPTION OF THE TRUST

The Trust, which is a statutory trust organized under Delaware law on June 4, 2015, is an open-end management investment company.  The Trust’s Declaration of Trust (“Trust Instrument”) authorizes the Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series.  The Fund offers three classes of shares (Class A shares, Class C shares and Institutional Class shares).  Currently, Institutional Class shares are the only share class available for purchases. The number of shares in the Trust shall be unlimited.  The Trustees may classify and reclassify the shares of the Fund into additional classes of shares at a future date.  When issued for payment as described in the Prospectus and this SAI, shares of the Fund will be fully paid and non-assessable and shall have no preemptive or conversion rights.

In the event of a liquidation or dissolution of the Trust or an individual series, such as a Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series.  Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder.  If there are any assets, income, earnings, proceeds, funds or payments that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held.  Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees, and in this event, the holders of the remaining shares voting will not be able to elect any Trustees.  Rights of shareholders cannot be modified by less than a majority vote.

The Trustees will hold office indefinitely, except that:  (1) any Trustee may resign or retire and (2) any Trustee may be removed: (a) any time by action of a majority of the then Trustees at a duly constituted meeting; (b) at any meeting of shareholders of the Trust by a vote of two-thirds of the outstanding shares of the Trust; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust.  In case a vacancy or an anticipated vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act.

The Trust Instrument provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from a Trustee’s bad faith, willful misfeasance, gross negligence, or reckless disregard of duties.  With the exceptions stated, the Trust Instrument provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

The Trust will not hold an annual shareholders’ meeting unless required by law.  There will normally be no annual meeting of shareholders in any year in which the election of Trustees by shareholders is not required by the 1940 Act.  As set forth in the Trust’s By-Laws, shareholders of the Trust have the right, under certain conditions, to call a special meeting of shareholders, including a meeting to consider removing a Trustee.

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BOARD OF TRUSTEES, OFFICERS AND PRINCIPAL SHAREHOLDERS

The Trustees are responsible for the management and supervision of the Fund.  The Trustees approve all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; review performance of the Fund; and oversee activities of the Fund.  This section of the SAI provides information about the persons who serve as Trustees and Officers to the Trust and Fund, respectively, as well as the entities that provide services to the Fund.

Trustees and Officers. Following are the Trustees and Officers of the Trust, their age and address, their present position with the Trust or the Fund, and their principal occupation during the past five years. As described above under “Description of the Trust”, each of the Trustees of the Trust will generally hold office indefinitely. The Officers of the Trust will hold office indefinitely, except that: (1) any Officer may resign or retire and (2) any Officer may be removed any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal. In case a vacancy or an anticipated vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act. Those Trustees, who are “interested persons” (as defined in the 1940 Act) by virtue of their affiliation with either the Trust or the Adviser, are indicated in the table. The address of each trustee and officer is 127 NW 13th Street, Suite 13, Boca Raton, Florida 33432.

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Name, Address and Year of Birth	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Independent Trustees
Donald H. Baxter YOB: 1942	Trustee	Since 2015	President and Treasurer, Baxter Financial Corporation (investment advisor) (1989 to present).	Two	None
Michael G. Rogan YOB: 1963	Trustee	Since 2015	President, Rogan & Associates, Inc. (investment advisor) (1997 to present).	Two	None
Interested Trustee*
Charles S. Stoll YOB: 1955	President, Trustee	Since 2015	Managing Member and Chief Compliance Officer, Winning Points Advisors, LLC (1989 to present).	Two	None
Officers
John Brandt YOB: 1943	Vice President	Since 2020	Investment Advisor Representative and Portfolio Manager, Winning Points Advisors, LLC (2000 to present)	N/A	N/A
John H. Lively YOB: 1969	Secretary	Since 2017	Attorney, Practus, LLP (law firm) May 2018–present); The Law Offices of John H. Lively & Associates, Inc. (law firm) (2010 to May 2018).	N/A	N/A
James D. Craft YOB: 1982	Treasurer and Principal Financial Officer	Since 2020	Fund Administrator, Premier Fund Solutions, Inc. (2007-present); Chief Technology Officer, Premier Fund Solutions, Inc. (2011 to present).	N/A	N/A
Julian G. Winters YOB: 1968	Chief Compliance Officer	Since 2020	Managing Member of Watermark Solutions, LLC (investment management compliance and consulting (2007 to present).	N/A	N/A
Gino Malaspina YOB: 1968	Assistant Secretary	Since 2022	Counsel, Practus, LLP (law firm), since August 2022; Vice President and Senior Counsel, State Street Corporation, October 2019 to July 2022; Senior Counsel, Apex Fund Services (formerly, Atlantic Fund Services), June 2014 to October 2019.	N/A	N/A
Steve King YOB: 1967	Assistant Secretary	Since 2023	Attorney, Practus, LLP (law firm), 2020 to present; The TCW Group, Inc. (investment management firm), 2017 to 2020.	N/A	N/A

*       Mr. Stoll is an Interested Trustee because he is the managing member of Winning Points Advisors, LLC.

Board Structure. The Trust’s Board includes two Independent Trustees and one Interested Trustees. Mr. Stoll, an Interested Trustee, serves as the President and Chairman of the Board. The Trustees have determined that the Trust’s current leadership structure is appropriate, as it allows Trust management to communicate with each Independent Trustee as and when needed and permits each Independent Trustee to be involved in each committee of the Board (each a “Committee”) as well as each Board function. With

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respect to risk oversight, the Board holds four regular meetings each year to consider and address matters involving the Trust and the Fund. During these meetings, the Board receives reports from the Fund’s administrator, transfer agent and distributor, and Trust management, including the Fund’s portfolio manager, Mr. Paoloni, and the Trust’s Chief Compliance Officer, Mr. Winters, on regular quarterly items and, where appropriate and as needed, on specific issues. As part of its oversight function, the Board also may hold special meetings or communicate directly with the Trust’s officers to address matters arising between regular meetings. The Board has established a committee structure that includes an Audit Committee, a Nominating Committee and a Proxy Voting Committee (discussed in more detail below). Each of these Committees is comprised entirely of Independent Trustees.

Qualification of Trustees. The Board has considered each Trustee's experience, qualifications, attributes and skills in light of the Board’s function and the Trust’s business and structure, and has determined that each Trustee possesses experience, qualifications, attributes and skills that enable the Trustee to be an effective member of the Board. In this regard, the Board has considered the following specific experience, qualifications, attributes and/or skills for each Trustee:

Charles S. Stoll	Mr. Charles Stoll, CPA, CFP, PFS, has been in the financial services industry for over 25 years. Mr. Stoll obtained a Bachelor’s degree in Business Administration in accounting in 1977 from Stetson University. Although Mr. Stoll does not currently practice as a Certified Public Accountant (CPA), he is certified as such. Additionally, Mr. Stoll is certified by the CFP Board as a Certified Financial Planner and by the AICPA as a Personal Financial Specialist.
Donald H. Baxter	Mr. Baxter has over 30 years in the financial services industry and is currently the President and Treasurer of Baxter Financial Corporation (“BFC”). BFC served as investment adviser to the Philadelphia Fund and Eagle Growth Shares, each a registered investment company, from 1989 until the funds’ deregistration in 2010 and 2009, respectively.
Michael G. Rogan	Mr. Rogan has nearly 30 years of experience in the financial services industry and is currently the Founder and President of Rogan & Associates, a FINRA registered broker dealer and SEC registered investment adviser. Mr. Rogan graduated from the University of Virginia with a degree in Economics and holds NASD registrations 4, 7, 24, 27, 53 and 63 as well as a State of Florida Life and Health Insurance and Variable Annuity License.

The Board has determined that each of the Trustees’ careers and background, combined with their interpersonal skills and general understanding of financial and other matters, enable the Trustees to effectively participate in and contribute to the Board’s functions and oversight of the Trust. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the Securities and Exchange Commission (the “SEC”), do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

Trustee Standing Committees. The Trustees have established the following standing committees:

Audit Committee: All of the Independent Trustees are members of the Audit Committee, with Mr. Rogan serving as the Audit Committee Chair and financial expert. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, reviews the results of the annual audits of the Fund’s financial statements, and interacts with the Fund’s independent auditors on behalf of all the Trustees. The Audit Committee also serves as the Trust’s qualified legal compliance committee. The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary. The

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Audit Committee met two times during the Fund’s last fiscal year.

Nominating Committee: All of the Independent Trustees are members of the Nominating Committee. The Nominating Committee nominates, selects and appoints independent trustees to fill vacancies on the Board and to stand for election at meetings of the shareholders of the Trust. The Nominating Committee generally will not consider nominees recommended by shareholders of the Trust. The Nominating Committee meets only as necessary, and it did not meet during the Fund’s last fiscal year.

Proxy Voting Committee: All of the Independent Trustees are members of the Proxy Voting Committee. The Proxy Voting Committee determines how the Fund should cast its vote, if called upon by the Board or the Adviser, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Fund’s Adviser, principal underwriter or an affiliated person of the Fund, its investment adviser or principal underwriter, on the other hand. The Proxy Voting Committee also reviews the Trust’s Proxy Voting Policy and recommends any changes to the Board as it deems necessary or advisable. The Proxy Voting Committee meets only as necessary and did not meet during the Fund’s last fiscal year.

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Beneficial Equity Ownership Information. The table below shows for each Trustee the amount of Fund equity securities beneficially owned by each Trustee and the aggregate value of all investments in equity securities of the Fund complex, as of a valuation date of December 31, 2023, and stated as one of the following ranges: A = None; B = $1-$10,000; C = 10,001-$50,000; D - $50,001-100,000; and E = over $100,000.

Name of Trustee	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies*
Independent Trustees
Donald H. Baxter	IPS Strategic Capital Absolute Return Fund	A	A

Michael G. Rogan	IPS Strategic Capital Absolute Return Fund	A	A
Interested Trustees
Charles S. Stoll	IPS Strategic Capital Absolute Return Fund	A	E

*The Trust currently offers two (2) series of shares. One series of the Trust is in a separate SAI.

Ownership of Securities of Adviser, Distributor or Related Entities. As of December 31, 2023, none of the Independent Trustees and/or their immediate family members owned securities of the Adviser, Arbor Court Capital, LLC or any entity controlling, controlled by, or under common control with the Advisor or the Distributor.

Compensation. Officers of the Trust and Trustees who are “interested persons” of the Trust or the Adviser will receive no salary or fees from the Trust. Officers of the Trust and interested Trustees do receive compensation directly from certain service providers to the Trust, including Arbor Court Capital, LLC, Premier Fund Solutions, Inc. and Mutual Shareholder Services, LLC. Each Trustee who is not an “interested person” receives a fee of $2,500 each year plus $200 per Board or committee meeting attended. The Trust reimburses each Trustee and officer for his travel and other expenses relating to attendance at such meetings. Trustee compensation for the Fund’s fiscal year ended February 29, 2024 is as follows:

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Name of Trustee**	Aggregate Compensation From the Fund*	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Trustees*

Independent Trustees
Donald H. Baxter	$3,300	N/A	N/A	$6,600
Ronald F. Rohe	$2,475	N/A	N/A	$4,950
Michael G. Rogan	$3,300	N/A	N/A	$6,600

Interested Trustees
Charles S. Stoll	None	None	None	None
Bradley J. Alden	None	None	None	None

* Each of the Trustees serves as a Trustee to each series of the Trust. The Trust currently offers two (2) series of shares.

** Mr. Rohe served as an Independent Trustee until his death in November 2023.

*** Mr. Alden served as an Interested Trustee until his resignation as a Trustee in January 2024.

Control Persons and Principal Holders of Securities. As of June 4, 2024, the Trustees and officers of the Trust as a group owned beneficially (i.e., directly or indirectly had voting and/or investment power) less than 1% of the then outstanding shares of the Institutional Class shares of the Fund. As of June 4, 2024, each of the following shareholders was considered to be either a control person or principal shareholder of the Fund:

Name of Fund and Share Class	Name and Address	Shares	% Ownership of Share Class	Type of Ownership
IPS Strategic Capital Absolute Return Fund – Institutional Class	Charles Schwab & Co., Inc For Benefit of Customers 211 Main Street San Francisco, CA 94105	4,582,666.025	100.00%	Record

MANAGEMENT AND ADMINISTRATION

Investment Adviser. IPS Strategic Capital, Inc. serves as the investment adviser to the Fund. The Adviser’s principal office is located at 215 S. Wadsworth Blvd., Suite 540, Denver, CO 80226. Information about the Adviser and its duties and compensation as Adviser is contained in the Prospectus. The Adviser is a Colorado corporation and registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

The Adviser supervises the Fund’s investments pursuant to an investment advisory agreement with the Trust. The Advisory Agreement is effective for an initial two-year period and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Trustees or by vote of a majority of the Fund’s outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party.

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The Adviser manages the operations of the Fund and manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the approval of the Trustees.

Under the Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services; or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties; or from its reckless disregard of its duties and obligations under the Advisory Agreement.

Dominick Paoloni, CIMA®, is the Founder and Chief Investment Officer of the Adviser.

As compensation for its services to the Fund, the Adviser receives a monthly management fee equal to an annual rate of 1.00% of the Fund’s net assets. The table below sets forth the management fees accrued, management fees waived, management fees recouped and management fees received by the Adviser for the prior three fiscal years.

Fiscal Year End	Management Fees Accrued	Management Fees Waived	Management Fees Recouped	Management Fees Received by Adviser
February 29, 2024	$455,588	None	None	$455,588
February 28, 2023	$549,458	None	None	$549,458
February 28, 2022	$673,652	None	None	$673,652

In addition to the management fee described above, the Adviser may also receive certain benefits from its management of the Fund in the form of brokerage or research services received from brokers under arrangements under Section 28(e) of the 1934 Act and the terms of the Advisory Agreement. For a description of these potential benefits, see the description under “Portfolio Transactions and Brokerage Allocation -- Brokerage Selection.”

Portfolio Managers. Mr. Paoloni is the portfolio manager responsible for the day-to-day management of the Fund. Mr. Paoloni is compensated through salary, bonus and equity ownership of the Adviser. His compensation is related to assets under management or performance of the Fund.

Ownership of Fund Shares. The table below shows the amount of Fund equity securities beneficially owned by the portfolio manager as of the end of February 29, 2024, stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = $100,001-$500,000; F = $500,001-$1,000,000; and G = over $1,000,000.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Dominick Paoloni, CIMA®	E

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Other Accounts. As of February 29, 2024, the Fund’s portfolio manager was responsible for managing the following types of accounts (other than the Fund):

Name of Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number	Total Assets	Number	Total Assets	Number	Total Assets
Dominick Paoloni, CIMA®	0	$0	0	$0	99	$30m

Conflicts of Interest. The Adviser’s management of accounts other than the Fund may give rise to potential conflicts of interest in connection with its management of the Fund’s investments, on the one hand, and the investments of the other accounts (the “Other Accounts”), on the other. The Other Accounts might have similar investment objective as the Fund, track the same indices the Fund track or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Fund. While the portfolio manager’s management of other accounts may give rise to the following potential conflicts of interest, the Adviser does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, the Adviser believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

●	Knowledge of the Timing and Size of Fund Trades: A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Fund. The portfolio manager knows the size and timing of trades for the Fund and the Other Accounts, and may be able to predict the market impact of Fund trades. It is theoretically possible that the portfolio manager could use this information to the advantage of Other Accounts it manages and to the possible detriment of the Fund, or vice versa.

●	Investment Opportunities: The Adviser may provide investment supervisory services for a number of investment accounts that have varying investment guidelines. Differences in the compensation structures of the Adviser’s various accounts may give rise to a conflict of interest by creating an incentive for the Adviser to allocate the investment opportunities it believes might be the most profitable to the client accounts that may benefit the most from the investment gains.

Fund Services. Effective June 12, 2021, Mutual Shareholder Services, LLC. (“MSS”), 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147, acts as the Fund’s transfer agent. MSS maintains the records of the shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds’ shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. MSS receives an annual fee from the Fund of $11.50 per shareholder (subject to a minimum monthly fee of $775 for the Fund) for these transfer agency services.

     In addition, MSS provides the Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, MSS receives an annual fee from the Fund based on the average value of the Fund. These fees are: from $0 to $25 million in assets the annual fee is $22,200, from $25 million to $50 million in assets the annual fee is $31,700, from $50 million to $75 million in assets the annual fee is $37,450, from $75 million to $100 million in assets the annual fee is $43,200, from $100 million to $125 million in assets the annual fee is $48,950, from $125 million to $150 million in assets the annual fee is $54,700, from $150 million to $200 million in assets the annual fee is $60,450, from $200 million to $300 million in assets the annual fee is $60,450 plus .01% on assets greater than $200 million and above $300 in assets the annual fee is $70,450

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plus .005% on assets greater than $300 million (subject to certain waivers when assets are below $10 million).

The following table reflects the fees and out of pocket expenses paid to MSS by the Fund during the period June 12, 2021 through February 28, 2022 and fiscal years ended February 28, 2023 and February 29, 2024:

Fiscal Year End	Fees Paid
February 29, 2024	$41,334
February 28, 2023	$44,657
February 28, 2022	$33,895

Effective June 12, 2021, Premier Fund Solutions, Inc. (“PFS”), 1939 Friendship Drive, Suite C, El Cajon, CA 92020, provides the Fund with administrative services, including regulatory reporting and necessary office equipment, personnel, and facilities. For PFS’s services to the Fund, the Fund pays PFS an annualized asset-based fee of 0.07% of average daily net assets up to $200 million, with lower fees at higher asset levels; subject to a minimum monthly fee of $2,800, plus reimbursement of out-of-pocket expenses.

The following table reflects the fees and out of pocket expenses paid to PFS by the Fund during period June 12, 2021 through February 28, 2022 and fiscal years ended February 28, 2023 and February 29, 2024:

Fiscal Year End	Fees Paid
February 29, 2024	$33,782
February 28, 2023	$39,114
February 28, 2022	$34,567

Prior to June 12, 2021, M3Sixty Administration, LLC (“M3Sixty”), with principal offices at 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS 66205, provided accounting, administrative, transfer agency, dividend disbursing agency and shareholder servicing agency services for the Fund pursuant to an Investment Company Services Agreement (the “Services Agreement”). Under the Services Agreement, M3Sixty is responsible for a wide variety of functions, including but not limited to: (a) Fund accounting services; (b) financial statement preparation; (c) valuation of the Fund’s portfolio securities; (d) pricing the Fund's shares; (e) assistance in preparing tax returns; (f) preparation and filing of required regulatory reports; (g) communications with shareholders; (h) coordination of Board and shareholder meetings; (i) monitoring the Fund’s legal compliance; and (j) maintaining shareholder account records. M3Sixty is not affiliated with the Adviser.

The following table reflects the fees and out of pocket expenses paid to M3Sixty by the Fund during the fiscal year noted below:

Fiscal Year End	Fees Paid
February 28, 2022	$89,370*

* Adjusted to include compliance officer related service fees.

Distributor. Effective June 12, 2021, Arbor Court Capital, LLC (the “Distributor”) acts as the principal underwriter and distributor of the Fund’s shares for the purpose of facilitating the registration of shares of the Fund under state securities laws and to assist in sales of Fund shares pursuant to a Distribution Agreement (the “Distribution Agreement”) approved by the Trustees. The Distributor is a broker-dealer registered with the SEC and a member in good standing of the Financial Industry Regulatory Authority, Inc. and maintains, at its own expense, its qualification as a broker-dealer under all applicable federal or state laws in those states which the Fund shall from time to time identify to the Distributor as states in which

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it wishes to offer its shares for sale, in order that state registrations may be maintained for the Fund. Shares of the Fund are sold on a continuous basis. The distribution agreement between the Fund and the Distributor requires the Distributor to use all reasonable efforts in connection with the distribution of the Fund’s shares. However, the Distributor has no obligation to sell any specific number of shares and will only sell shares for orders it receives. The Distribution Agreement may be terminated by either party upon 60-days’ prior written notice to the other party. The Distributor is not affiliated with the Adviser.

Prior to June 12, 2021, Matrix 360 Distributors, LLC (the “Prior Distributor”) acted as the principal underwriter and distributor of the Fund’s shares for the purpose of facilitating the registration of shares of the Fund under state securities laws and to assist in sales of Fund shares pursuant to a Distribution Agreement approved by the Trustees. The Adviser paid all fees incurred under the Distribution Agreement and to the Prior Distributor, if any.

Custodian. Fifth Third Bank (the “Custodian”), 38 Fountain Square Plaza, Cincinnati, Ohio 45263, serves as custodian for the Fund’s assets. The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund’s request and maintains records in connection with its duties as Custodian.

Independent Registered Public Accounting Firm. The Trustees have selected the firm of Cohen & Company, Ltd., 342 North Water Street, Suite 830, Milwaukee, Wisconsin 53202 to serve as the independent registered public accounting firm for the Fund for the current fiscal year and to audit the annual financial statements of the Fund, prepare the Fund’s tax returns, including but not limited to federal, state and excise taxes, and consult with the Fund on matters of accounting and federal and state income taxation.

Independent registered public accountants will audit the financial statements of the Fund at least once each year. Shareholders will receive annual audited and semi-annual (unaudited) reports when published and written confirmation of all transactions in their account. A copy of the most recent Annual Report will accompany the SAI whenever a shareholder or a prospective investor requests it.

Legal Counsel. Practus, LLP, located at 11300 Tomahawk Creek Parkway, Suite 310, Leawood, KS 66211, serves as legal counsel to the Trust and the Independent Trustees.

CODE OF ETHICS

The Trust, the Adviser and the Distributor each have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Adviser and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code). Each code permits the applicable entity’s employees and officers to invest in securities, including securities that may be purchased or held by the Fund, subject to certain restrictions and pre-approval requirements. In addition, the Trust’s, Distributor’s and Adviser’s codes require that portfolio managers and other investment personnel of the Adviser report their personal securities transactions and holdings, which are reviewed for compliance with the code of ethics.

PROXY VOTING POLICIES

The Trust has adopted a proxy voting and disclosure policy that delegates to the Adviser the authority to vote proxies for the Fund, subject to oversight of the Trustees. Copies of the Trust’s Proxy Voting and Disclosure Policy and the Adviser’s Proxy Voting Policy and Procedures are included as Appendix A to this SAI.

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Each year the Fund is required to file Form N-PX stating how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, within 60 days after the end of such period. Information regarding how the Fund voted proxies as set forth in its most recent filing of Form N-PX will be available (1) without charge, upon request, by calling the Fund at (877) 244-6235; and (2) on the SEC’s website at http://www.sec.gov.

PURCHASES, REDEMPTIONS AND SPECIAL SHAREHOLDER SERVICES

Purchases. Reference is made to “Purchasing Shares” in the Prospectus for more information concerning how to purchase shares. Specifically, potential investors should refer to the Prospectus for information regarding purchasing shares by mail or bank wire, and for information regarding telephone orders. Potential investors should also refer to the Prospectus for information regarding the Fund’s Class A, Class C and Institutional Class shares, and their respective fees and expenses. The Prospectus also describes the Fund’s automatic investment plan and certain rights reserved by the Fund with respect to orders for Fund shares. The following information supplements the information regarding share purchases in the Prospectus:

Pricing of Orders. Shares of the Fund will be offered and sold on a continuous basis. The purchase price of shares of the Fund is based on the net asset value next determined after the order is received, subject to the order being accepted by the Fund in good form. Net asset value is normally determined at 4:00 p.m. Eastern time, as described under “Net Asset Value” below. Notwithstanding the foregoing, Class A shares are generally subject to an initial sales load as described in the Prospectus.

Regular Accounts. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans, and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor’s registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date, along with a summary of the status of the account as of the transaction date.

Purchases in Kind. The Fund may accept securities in lieu of cash in payment for the purchase of shares in the Fund. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long-term investment of the Fund, the marketability of such securities, and other factors that the Adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in “Investing in the Fund - Determining the Fund’s Net Asset Value” in the Prospectus.

Share Certificates. The Fund normally does not issue stock certificates. Evidence of ownership of shares is provided through entry in the Fund’s share registry. Investors will receive periodic account statements (and, where applicable, purchase confirmations) that will show the number of shares owned.

Exchange Privilege. Shares of the Fund generally may be exchanged for shares of the same class of any other Fund managed by the Adviser.

The minimum initial investment rules applicable to the Fund apply to any exchange where the exchange results in a new account being opened in the Fund. Exchanges into existing accounts are not subject to a minimum amount.

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Shares of the Fund that are not subject to a CDSC will be processed at the net asset value next determined after the Transfer Agent or approved financial intermediary receives your exchange request. Shares of the Fund that are subject to a CDSC will be exchangeable on the basis of the relative net asset value per share without payment of any CDSC which might otherwise be due upon redemption of the shares of the Fund. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is “tacked” onto the holding period for the newly acquired shares of the other Fund. The exchange feature may be modified or discontinued at any time, upon notice to shareholders in accordance with applicable rules adopted by the SEC. Your exchange may be processed only if the shares of the Fund to be acquired are eligible for sale in your state and if the exchange privilege may be legally offered in your state.

An exchange represents the redemption of shares of one fund and the purchase of shares of another, which may produce a gain or loss for U.S. federal income tax purposes.

Redemptions. Reference is made to “Redeeming Shares” in the Prospectus for more information concerning how to redeem shares. Specifically, investors wishing to redeem shares in the Fund should refer to the Prospectus for information regarding redeeming shares by mail, telephone/fax or bank wire. The Prospectus also describes contingent deferred sales charges (“CDSCs”) that apply to purchases of Class C shares of the Fund and to certain purchases of Class A shares of the Fund. The Prospectus also describes the Fund’s policy regarding accounts that fall below the Fund’s required minimums, redemptions in kind, signature guarantees and other information about the Fund’s redemption policies. The following information supplements the information regarding share redemptions in the Prospectus:

Suspension of Redemption Privileges and Postponement of Payment. The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the NYSE is closed for other than customary weekend and holiday closings, or that trading on the NYSE is restricted as determined by the SEC; (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to determine fairly the value of its assets; and (iii) for such other periods as the SEC may permit. The Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions. Any redemption may be more or less than the shareholder’s cost depending on the market value of the securities held by the Fund. No charge is made by the Fund for redemptions other than the possible charge for wiring redemption proceeds, and the assessment of a CDSC on certain redemptions of Fund shares occurring within one year following the issuance of such shares. For information on the CDSCs that apply to purchases of Class C shares and to certain purchases of Class A shares, see “Redeeming Shares – Contingent Deferred Sales Charges” in the Prospectus.

Involuntary Redemptions. In addition to the situations described in the Prospectus under “Redeeming Shares,” the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time.

Additional Information. Following is additional information regarding certain services and features related to purchases, redemptions and distribution of Fund shares. Investors who have questions about any of this information should call the Fund at (866) 959-9260.

Reduced Sales Loads. Front-end sales loads on purchases of Class A shares may be reduced under the “Right of Accumulation” or under a “Letter of Intent.” To receive a reduced sales load, you must inform your broker-dealer or the Fund at the time you purchase shares that you qualify for such a reduction. If you do not let your broker-dealer or the Fund know you are eligible for a reduced sales charge, you may not

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receive the discount to which you are otherwise entitled.

You may use the “Right of Accumulation” to reduce your sales load. Under the “Right of Accumulation,” you may combine the current net asset value of your existing Class A shares of the Fund or any fund managed by the Adviser with the amount of any current purchases in the Fund or in funds managed by the Adviser in order to take advantage of the reduced sales loads with higher amounts of investment in the Fund.

Purchases made pursuant to a “Letter of Intent” may also be eligible for the reduced sales loads. In a Letter of Intent, the investor expresses his or her intention, in writing, to invest a certain amount over a specified period of time. The Fund will then apply to each of the investor’s periodic investments the reduced sales load that would apply to the total amount stated in the Letter of Intent. The minimum initial investment under a Letter of Intent is $50,000. If not stated otherwise in the Letter of Intent, the amount of shares you purchase in the Fund during the thirteen (13) months following the signing of the Letter of Intent qualify for the reduced sales load. The reduced sales load will not apply to purchases in the Fund made more than 90 days prior to the signing of the Letter of Intent. During the term of your Letter of Intent, the Transfer Agent will hold in escrow shares representing the highest applicable sales load for the Fund each time you make a purchase. Any shares you redeem during that period will count against your total amount stated in your Letter of Intent. If, by the end of the term of the Letter of Intent, you have purchased all the shares you committed to purchase in the Letter of Intent, the escrowed shares will be released to you. If you have not purchased all the shares you committed to purchase in the Letter of Intent, your escrowed shares will be redeemed in an amount equal to the sales load that would apply if you had purchased the actual amount in your account all at once. Any escrowed shares not needed to satisfy that sales load would be released to you.

Shareholders may include the value of certain related accounts, including accounts held by their spouse and children under the age of 21, family trust accounts of the investor and other accounts held by the investor to determine the applicable sales load and for purposes of the Right of Accumulation and Letter of Intent privileges. These privileges apply even if your related accounts are opened at different brokerage firms, so it is important to let your broker-dealer(s) or the Transfer Agent know about all your accounts that may be combined. To verify eligibility for a reduced sales load, your broker-dealer or Fund may require that you submit copies of account statements to substantiate requests for Right of Accumulation and Letter of Intent privileges.

Class A shares may be sold at net asset value, without a sales charge, to current and retired officers and Trustees of the Trust; to clients (including custodial, agency, advisory and trust accounts) and current and retired officers and employees of the Adviser; to officers and employees of the transfer agent and the Distributor; to persons associated with law firms, consulting firms and others providing services to the Trust; and to such persons’ spouses, parents, siblings and lineal descendants and their beneficial accounts. Such shares may also be issued at net asset value (1) in connection with the merger (or similar transaction) of an investment company (or series or class thereof) or personal holding company with the Fund (or class thereof), and (2) to investment advisers, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and to clients of such investment advisers, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment adviser, financial planner or other intermediary on the books and records of the broker or agent. Sales charges generally are waived in the foregoing cases because either (i) there is no sales effort involved in the sale of shares; or (ii) the investor is paying a fee (other than the sales charge) to the broker-dealer or other financial intermediary or adviser involved in the sale.

Transfer of Registration. To transfer shares to another owner, send a written request to the Fund,

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8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number, and how dividends and capital gains are to be distributed; (4) signature guarantees (See the Prospectus under the heading “Redeeming Shares - Signature Guarantees”); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

Mailing Shareholder Communications. Accounts having the same mailing address may consent in writing to sharing a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

Redemptions In Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future that would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such cases, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them may incur brokerage costs when these securities are sold and will be subject to market risk until such securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein a Fund must pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund’s net asset value at the beginning of such period. Redemption requests in excess of this limit may be satisfied in cash or in kind at the Fund’s election.

Additional Information about Redemptions. The right to redeem shares of the Fund can be suspended and the payment of the redemption price deferred when the NYSE is closed (other than for customary weekend and holiday closings), during periods when trading on the NYSE is restricted as determined by the SEC, or during any emergency as determined by the SEC which makes it impracticable for the Fund to dispose of its securities or value its assets, or during any other period permitted by order of the SEC for the protection of investors.

Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to liquidate a shareholder’s account if, as a result of redemptions or transfers (but not required IRA distributions), the account’s balance falls below the minimum initial investment required for your type of account (see “Minimum Initial Investment” in the current Prospectus).  The Fund will notify you if your account falls below the required minimum.  If your account is not increased to the required level after a thirty (30) day cure period then the Fund may, at its discretion, liquidate the account.

The Fund does not intend, under normal circumstances, to redeem shares by payment in kind. It is possible, however, that conditions may arise in the future that would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such a case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold.

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NET ASSET VALUE

The net asset value and net asset value per share of the Fund normally is determined at the time regular trading closes on the NYSE (currently 4:00 p.m., New York time, Monday through Friday), except on business holidays when the NYSE is closed. The NYSE recognizes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day. Any other holiday recognized by the NYSE will be considered a business holiday on which the net asset value of shares of the Fund will not be calculated.

In computing the Fund’s net asset value, all liabilities incurred or accrued are deducted from its net assets. The resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation and the result is the net asset value per share of the Fund.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Board. The Board has designated the Advisor as “Valuation Designee” pursuant to Rule 2a-5 under the 1940 Act. Values are determined according to accepted accounting practices and all laws and regulations that apply. Using methods approved by the Trustees, the assets of the Fund are valued as follows:

●	Securities that are listed on a securities exchange are valued at the last quoted sales price at the time the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded by the Fund.

●	Securities that are listed on an exchange and which are not traded on the valuation date are valued at the last bid price.

●	Options are valued at the mean of the bid and ask price. Options for which no current quotations are readily available are valued at fair value.

●	Unlisted securities for which market quotations are readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price.

●	Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Trustees. Securities may be valued on the basis of prices provided by a pricing service approved by the Board when such prices are believed by the Valuation Designee to reflect the fair market value of such securities.

As described in the Prospectus, the Valuation Designee is responsible for determining whether fair value pricing is required for a particular security. Although fair valued securities are intended to represent the amount that the Fund might reasonably expect to receive for them upon their current sale, the Fund are subject to the risk that the Fund’s fair valued prices are not accurate, and that the fair value price is not reflective of the value the Fund will receive upon a sale of the security.

ADDITIONAL TAX INFORMATION

The following discussion is a summary of certain U.S. federal income tax considerations affecting the Fund and its shareholders.  The discussion reflects applicable U.S. federal income tax laws as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect.  No attempt is made to present a detailed explanation of all U.S. income, estate, or gift tax, or foreign, state or local tax concerns affecting

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the Fund and its shareholders (including shareholders owning large positions in the Fund).  The discussion set forth herein does not constitute tax advice.  Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund.

In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status such as a financial institution, real estate investment trust (“REIT”), insurance company, regulated investment company (“RIC”), individual retirement account, other tax-exempt entity, or dealer in securities.  Furthermore, this discussion does not reflect possible application of the alternative minimum tax (“AMT”).  Unless otherwise noted, this discussion assumes shares of the Fund (“Shares”) are held by U.S. shareholders (defined below) and that they are held as capital assets.

A U.S. shareholder is a beneficial owner of shares of the Fund that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States (including certain former citizens and former long-term residents);

•	a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•	a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

A “Non-U.S. shareholder” is a beneficial owner of Shares that is an individual, corporation, trust or estate and is not a U.S. shareholder.  If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds shares of the Fund, the tax treatment of a partner in the partnership generally depends upon the status of the partner and the activities of the partnership.  A prospective investor who is a partner of a partnership holding the Shares should consult its tax advisers with respect to the purchase, ownership, and disposition of Shares by the partnership.

Taxation as a RIC. The Fund intends to qualify and remain qualified as a RIC under the Internal Revenue Code of 1986, as amended (the “Code”). However, there can be no assurance that it will so qualify for any given year. The Fund will qualify as a RIC if, among other things, it meets the source-of-income and the asset-diversification requirements. With respect to the source-of-income requirement, the Fund must derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such shares, securities or currencies and (ii) net income derived from an interest in a “qualified publicly traded partnership” (the “Income Test”). Income derived from a partnership (other than a qualified publicly traded partnership) or trust is qualifying income to the extent such income is attributable to items of income of the partnership or trust which would be qualifying income if realized by the Fund in the same manner as realized by the partnership or trust.

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If a RIC fails the Income Test, so long as such failure was due to reasonable cause and not willful neglect, it will not be subject to regular corporate U.S. federal income taxation. Instead, the amount of the penalty for non-compliance is the amount by which the non-qualifying income exceeds one-ninth of the qualifying gross income.

With respect to the asset-diversification requirement, the Fund must diversify its holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s total assets or more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities other than U.S. government securities or the securities of other RICs of (a) one issuer, (b) two or more issuers that are controlled by the Fund and that are engaged in the same, similar or related trades or businesses, or (c) one or more qualified publicly traded partnerships (the “Asset Test”).

If a RIC fails the Asset Test, such RIC has a 6-month period to correct any failure without incurring a penalty if such failure is “de minimis,” meaning that the failure does not exceed the lesser of 1% of the RIC’s assets, or $10 million.

Similarly, if a RIC fails the Asset Test and the failure is not de minimis, a RIC can cure the failure if: (i) the RIC files with the U.S. Treasury Department a description of each asset that caused the RIC to fail the Asset Test; (ii) the failure is due to reasonable cause and not willful neglect; and (iii) the failure is cured within six months (or such other period specified by the U.S. Treasury Department). In such cases, a tax is imposed on the RIC equal to the greater of: (i) $50,000 or (ii) an amount determined by multiplying the highest corporate rate of U.S. federal income tax (currently 21%) by the amount of net income generated during the period of the Asset Test failure by the assets that caused the RIC to fail the Asset Test.

If the Fund qualifies as a RIC and distributes to its shareholders, for each taxable year, at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Internal Revenue Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (ii) the excess of its gross tax-exempt interest, if any, over certain deductions attributable to such interest that are otherwise disallowed (the “Distribution Test”), the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, any ordinary income or capital gain retained by the Fund will be subject to regular corporate U.S. federal income tax rates (currently at a maximum rate of 21%). The Fund intends to distribute at least annually substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain.

The Fund will generally be subject to a nondeductible 4% U.S. federal excise tax on the portion of its undistributed ordinary income with respect to each calendar year and undistributed capital gains if it fails to meet certain distribution requirements with respect to the one-year period ending on October 31 in that calendar year. To avoid the 4% U.S. federal excise tax, the required minimum distribution is generally equal to the sum of (i) 98% of the Fund’s ordinary income (computed on a calendar year basis), (ii) 98.2% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31) and (iii) any income realized, but not distributed, and on which the Fund paid no U.S. federal income tax in preceding years. The Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal market conditions, does not expect to be subject to this excise tax.

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       The Fund may be required to recognize taxable income in circumstances in which it does not receive cash. For example, if the Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (“OID”), such as debt instruments with payment in kind interest or, in certain cases, with increasing interest rates or that are issued with warrants, the Fund must include in income each year a portion of the OID that accrues over the life of the obligation regardless of whether cash representing such income is received by the Fund in the same taxable year. Because any accrued OID will be included in the Fund’s “investment company taxable income” (discussed above) for the year of accrual, the Fund may be required to make a distribution to its shareholders to satisfy the Distribution Test, even though it will not have received an amount of cash that corresponds with the income earned.

Gain or loss realized by the Fund from the sale or exchange of warrants acquired by the Fund as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long the Fund held a particular warrant. Upon the exercise of a warrant acquired by the Fund, the Fund’s tax basis in the stock purchased under the warrant will equal the sum of the amount paid for the warrant plus the strike price paid on the exercise of the warrant.

A RIC is generally permitted to carry forward net capital losses indefinitely and may allow losses to retain their original character (as short or as long-term). To the extent that the Fund has capital loss carryforwards from prior tax years, those carryforwards will reduce the net capital gains that can support the Fund’s distribution of Capital Gain Dividends. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. During the fiscal year ended February 29, 2024, the Fund utilized capital loss carryforwards of $4,537,619 and there were no additional available capital loss carryforwards as of the tax year ended February 29, 2024.

Except as set forth in “Failure to Qualify as a RIC,” the remainder of this discussion assumes that the Fund will qualify as a RIC for each taxable year.

Failure to Qualify as a RIC. If the Fund is unable to satisfy the Distribution Test or otherwise fails to qualify as a RIC in any year, it will be subject to corporate U.S. federal income tax on all of its income and gain, regardless of whether or not such income was distributed. Distributions to the Fund’s shareholders of such income and gain will not be deductible by the Fund in computing its taxable income. In such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate shareholders, and non-corporate shareholders would generally be able to treat such distributions as “qualified dividend income” eligible for preferential rates of U.S. federal income taxation if certain holding period and other requirements are satisfied.

Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholders’ tax basis in their Shares, and any remaining distributions would be treated as a capital gain. To qualify as a RIC in a subsequent taxable year, the Fund would be required to satisfy the Income Test, the Asset Test, and the Distribution Test for that year and dispose of any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. Subject to a limited exception applicable to RICs that qualified as such under the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, the Fund would be subject to tax on any unrealized built-in gains in the assets held by it during the period in which the Fund failed to qualify for tax treatment as a RIC that are recognized within the subsequent 5 years, unless the Fund made a special election to pay corporate-level tax on such built-in gain at the time of its requalification as a RIC.

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Taxation for U.S. Shareholders. Distributions paid to U.S. shareholders by the Fund from its investment company taxable income (which is, generally, the Fund’s ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses) are generally taxable to U.S. shareholders as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional Shares. Such distributions (if designated by the Fund) may qualify (i) for the dividends received deduction in the case of corporate shareholders to the extent that the Fund’s income consists of dividend income from U.S. corporations, excluding distributions from tax-exempt organizations, exempt farmers’ cooperatives or REITs or (ii) in the case of individual shareholders as qualified dividend income eligible to be taxed at preferential rates to the extent that the Fund receives qualified dividend income, and provided in each case certain holding period and other requirements are met. Qualified dividend income is, in general, dividend income from taxable domestic corporations and qualified foreign corporations, which generally include foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive income tax treaty with the United States, or the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). A qualified foreign corporation generally excludes any foreign corporation, which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a passive foreign investment company (a “PFIC”). Distributions made to a U.S. shareholder from an excess of net long-term capital gains over net short-term capital losses (“Capital Gain Dividends”), including Capital Gain Dividends credited to such shareholder but retained by the Fund, are taxable to such shareholder as long-term capital gain if they have been properly designated by the Fund, regardless of the length of time such shareholder owned its Shares. The maximum tax rate on Capital Gain Dividends received by individuals is generally 20%. Distributions in excess of the Fund’s earnings and profits will be treated by the U.S. shareholder, first, as a tax-free return of capital, which is applied against and will reduce the adjusted tax basis of the U.S. shareholder’s Sares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to the U.S. shareholder. The Fund is not required to provide written notice designating the amount of any qualified dividend income or Capital Gain Dividends and other distributions. The Forms1099 sent to U.S. shareholders will instead serve this notice purpose.

As a RIC, the Fund will be subject to the AMT, but any items that are treated differently for AMT purposes must be apportioned between the Fund and the shareholders and this may affect the shareholders’ AMT liabilities. The Fund intends in general to apportion these items in the same proportion that dividends paid to each shareholder bear to the Fund’s taxable income, determined without regard to the dividends paid deduction.

For purpose of determining (i) whether the Distribution Test is satisfied for any year and (ii) the amount of Capital Gain Dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the prior taxable year. If the Fund makes such an election, a U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Fund in October, November, or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the U.S. shareholders on December 31 of the year in which the dividend was declared.

The Fund intends to distribute all realized capital gains, if any, at least annually. If, however, the Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the U.S. federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the tax basis of Shares owned will, for U.S. federal income tax purposes, generally be increased by the difference

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between the amount of undistributed net capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholder.

Sales and other dispositions of the Shares generally are taxable events. U.S. shareholders should consult their own tax adviser with reference to their individual circumstances to determine whether any particular transaction in Shares is properly treated as a sale or exchange for U.S. federal income tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. The sale or other disposition of Shares will generally result in capital gain or loss to the shareholder equal to the difference between the amount realized and his adjusted tax basis in the Shares sold or exchanged and will be long-term capital gain or loss if the Shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any Capital Gain Dividends received (including amounts credited as an undistributed Capital Gain Dividend) by such shareholder with respect to such Shares. A loss realized on a sale or exchange of Shares generally will be disallowed if other substantially identical Shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the Shares are disposed. In such case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gain of U.S. corporations at the rates applicable to ordinary income of corporations. For U.S. non-corporate taxpayers, short-term capital gain is taxed at the rate applicable to ordinary income, while long-term capital gain generally is taxed at a maximum rate of 20%. Capital losses are subject to certain limitations.

A RIC must report its shareholders' cost basis, gain/loss, and holding period to the Internal Revenue Service on the Fund’s shareholders’ Consolidated Form 1099s. The Fund selected the Average Cost method as its standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific Shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method Shares will be reported on U.S. shareholders’’ Consolidated Form 1099s if they do not select a specific tax lot identification method. A shareholder may choose a method different than the Fund’s standing method and will be able to do so at the time of its purchase or upon the sale of Shares. The Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not covered under these rules. The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

Certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of Shares. U.S. shareholders are urged to consult their own tax advisers regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

Pay-In-Kind Securities. Pay-in-kind securities will, and commodity-linked notes may, give rise to income that is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its

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shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Tax-Exempt Shareholders. A tax-exempt U.S. shareholder could recognize unrelated business taxable income (“UBTI”) by virtue of its investment in the Fund if Shares constitute debt-financed property in the hands of the U.S. tax-exempt shareholder. Furthermore, a U.S. tax-exempt shareholder may recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in real estate mortgage conduits (“REMICs”) or equity interests in taxable mortgage pools (“TMPs”) if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. A CRT that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under Internal Revenue Service guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in the Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders) is a record holder of a Share and the Fund recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders, at the highest corporate U.S. federal income tax rate. The extent to which this Internal Revenue Service guidance remains applicable is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Fund has not yet determined whether such an election will be made. CRTs and other tax-exempt investors are urged to consult their own tax advisers concerning the consequences of investing in the Fund.

Passive Foreign Investment Companies. A PFIC is any foreign corporation: (i) at least 75% of the gross income of which for the taxable year is passive income, or (ii) at least 50% of the assets of which produce or are held for the production of passive income. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains.

Equity investments by the Fund in certain PFICs could potentially subject the Fund to a U.S. federal income tax or other charge (including interest charges) on the distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, if the Fund is in a position to and elects to treat a PFIC as a “qualified electing fund” (a “QEF”), the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. Alternatively, the Fund may make an election to mark to market the gains (and to a limited extent losses) in its PFIC holdings as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income.

Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.

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       Foreign Currency Transactions. The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Foreign Taxation. Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The Fund does not expect to be eligible to pass through to shareholders a credit or deduction for such taxes.

Securities Lending. While securities are loaned out by the Fund, the Fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For U.S. federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for U.S. individuals on qualified dividends nor the dividends received deduction for U.S. corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

Non-U.S. Shareholders. Capital Gain Dividends are generally not subject to withholding of U.S. federal income tax. Absent a specific statutory exemption, dividends other than Capital Gain Dividends paid by the Fund to a Non-U.S. shareholder are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a Non-U.S. shareholder directly, would not be subject to withholding.

A RIC generally is not required to withhold any amounts (i) with respect to distributions (other than distributions to a Non-U.S. shareholder (a) that does not provide a satisfactory statement that the beneficial owner is not a U.S. person, (b) to the extent that the dividend is attributable to certain interest on an obligation if the Non-U.S. shareholder is the issuer or is a 10% shareholder of the issuer, (c) that is within a foreign country that has inadequate information exchange with the United States, or (d) to the extent the dividend is attributable to interest paid by a person that is a related person of the Non-U.S. shareholder and the Non-U.S. shareholder is a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual Non-U.S. shareholder, to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders (“Interest-Related Dividends”), and (ii) with respect to distributions (other than (a) distributions to an individual Non-U.S. shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests as described below) of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly reported by the RIC (“Short-Term Capital Gain Dividends”). If the Fund invests in an underlying RIC that pays such distributions to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to Non-U.S. shareholders.

The Fund is permitted to report such part of its dividends as Interest-Related Dividends or Short-Term Capital Gain Dividends as are eligible, but is not required to do so. These exemptions from

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withholding will not be available to Non-U.S. shareholders if the Fund does not report its dividends as Interest-Related Dividends or Short-Term Capital Gain Dividends.

In the case of Shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an Interest-Related Dividend or Short-Term Capital Gain Dividend to shareholders. Non-U.S. shareholders should contact their intermediaries regarding the application of these rules to their accounts.

A Non-U.S. shareholder generally is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of Shares or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of U.S. real property interests (“USRPIs”) apply to the Non-U.S. shareholder’s sale of Shares or to the Capital Gain Dividend the Non-U.S. shareholder received (as described below).

Special rules would apply if the Fund were either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a U.S. corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USPRIs, interests in real property located outside the United States, and other assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or former USRPHC.

If the Fund were a USRPHC or would be a USRPHC but for certain exceptions, any distributions by the Fund to a Non-U.S. shareholder (including, in certain cases, distributions made by the Fund in redemption of its Shares) attributable to gains realized by the Fund on the disposition of USRPIs or to distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands generally would be subject to U.S. federal income tax withholding. In addition, such distributions could result in the Non-U.S. shareholder being required to file a U.S. federal income tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a Non-U.S. shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the Non-U.S. shareholder’s current and past ownership of the Fund. This “look-through” USRPI treatment for distributions by the Fund, if it were either a USRPHC or would be a USRPHC but for the operation of certain exceptions, to Non-U.S. shareholders applies only to those distributions that, in turn, are attributable to distributions received by the Fund from a lower-tier REIT.

In addition, if the Fund were a USRPHC or former USRPHC, it could be required to withhold U.S. federal income tax on the proceeds of a Share redemption by a greater-than-5% Non-U.S. shareholder, in which case such Non-U.S. shareholder generally would also be required to file U.S. federal income tax returns and pay any additional taxes due in connection with the redemption.

Whether or not the Fund is characterized as a USRPHC will depend upon the nature and mix of the Fund’s assets. The Fund does not expect to be a USRPHC. Non-U.S. shareholders should consult their own tax advisers concerning the application of these rules to their investment in the Fund.

If a Non-U.S. shareholder has a trade or business in the United States, and the dividends are effectively connected with the Non-U.S. shareholder’s conduct of that trade or business, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

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       If a Non-U.S. shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by that Non-U.S. shareholder in the United States.

To qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a Non-U.S. shareholder must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an applicable IRS Form W-8 or substitute form). Non-U.S. shareholders in the Fund should consult their own tax advisers in this regard.

A Non-U.S. shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

Backup Withholding. The Fund generally is required to backup withhold and remit to the U.S. Treasury Department a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service.

Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, if a U.S. shareholder recognizes a loss with respect to the Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shares Purchased through Tax-Qualified Plans. Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their own tax advisers to determine the suitability of Shares as an investment through such plans, and the precise effect of an investment on their particular tax situation.

Foreign Account Tax Compliance Act. Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (i) income dividends paid by the Fund, and (ii) possibly in the future, certain capital gain distributions and the proceeds arising from the sale of Shares. FATCA withholding tax generally can be avoided: (i) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the Internal Revenue Service to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (ii) by an NFFE, if it: (a) certifies that it has no substantial U.S. persons as owners or (b) if it does have such owners, reports information relating to them. The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its

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status under FATCA.

Possible Tax Law Changes. At the time that this SAI is being prepared, various administrative and legislative changes to the U.S. federal tax laws are under consideration, but it is not possible at this time to determine whether any of these changes will take place or what the changes might entail.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. Shareholders are urged to consult their own tax advisers regarding specific questions as to U.S. federal income, estate or gift taxes, or foreign, state, local taxes or other taxes.

FINANCIAL INFORMATION

The Fund’s audited financial statements for the fiscal year ended February 29, 2024, including the financial highlights appearing in the Annual Report to shareholders, have been adopted by the Fund and are incorporated by reference and made a part of this document. The financial statements and financial highlights for the Fund included in the Annual Report have been audited by the Fund’s independent registered public accounting firm whose report thereon also appears in such Annual Report and is also incorporated herein by reference. No other parts of the Annual Report are incorporated by reference herein. The financial statements in such Annual Report have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

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APPENDIX A – PROXY VOTING POLICIES

The following proxy voting policies are provided:

(1)	the Trust’s Proxy Voting and Disclosure Policy; and

(2)	the Adviser’s Proxy Voting and Disclosure Policy.

Proxy Voting Policies and Procedures of WP Trust

I.	Introduction

Effective April 14, 2003, the Securities and Exchange Commission (SEC) adopted rule and form amendments under the Securities Act of 1933, the Securities Act of 1934, and the Investment Company Act of 1940 (Investment Company Act) to require registered management investment companies to provide disclosure about how they vote proxies for their portfolio securities (collectively, the rule and form amendments are referred to herein as the IC Amendments).

The IC Amendments require that each series of shares of the WP Trust (Trust) listed on Exhibit A, attached hereto, (individually a Fund and collectively Funds), disclose the policies and procedures used to determine how to vote proxies for portfolio securities. The IC Amendments also require the Funds to file with the SEC and to make available to their shareholders the specific proxy votes cast for portfolio securities.

This Proxy Voting and Disclosure Policy (Policy) is designed to ensure that the Funds comply with the requirements of the IC Amendments, and otherwise fulfills their obligations with respect to proxy voting, disclosure, and recordkeeping. The overall goal is to ensure that the Fund’s proxy voting is managed in an effort to act in the best interests of its shareholders. While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.

II.	Specific Proxy Voting Policies and Procedures

A.	General

The Trust’s Board of Trustees (Board) believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Trust and the Funds are committed to voting corporate proxies in the manner that best serves the interests of the Funds’ shareholders.

B.	Delegation to Fund’s Advisor

The Board believes that the Fund’s investment advisor, is in the best position to make individual voting decisions for the Fund consistent with this Policy. Therefore, subject to the oversight of the Board, the Advisor is hereby delegated the following duties:

(1)	to make the proxy voting decisions for the fund.

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(2)	to assist the Fund in disclosing the Fund’s proxy voting record as required by Rule 30b1-4 under the Investment Company Act, including providing the following information for each matter with respect to which the Fund was entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

The Board, including a majority of the independent trustees of the Board, shall approve the Advisor’s Proxy Voting and Disclosure Policy (Advisor’s Voting Policy) as it relates to the Fund. The Board shall also approve any material changes to the Advisor’s Voting Policy no later than four (4) months after adoption by the Advisor.

C.	Conflicts

In cases where a matter with respect to which a Fund is entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment advisor, principal underwriter, or an affiliated person of the Fund, its investment advisor or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Policy a vote shall be considered in the best interest of the Fund’s shareholder (i) when a vote is cast consistent with a specific voting policy as set forth in the Advisor’s Voting Policy, provided such specific voting policy was approved by the Board or (ii) when a vote is cast consistent with the decision of the Trust’s Proxy Voting Committee (as defined below). In addition, provided the Advisor is not affiliated with a Fund’s principal underwriter or an affiliated person of the principal underwriter and neither the Fund’s principal underwriter nor an affiliated person of the principal underwriter has influenced the Advisor with respect to a matter to which the Fund is entitled to vote, a vote by the Advisor shall not be considered a conflict between the Fund’s shareholders and the Fund’s principal underwriter or affiliated person of the principal underwriter.

III.	Fund Disclosure

A.	Disclosure of Fund Policies and Procedures With Respect to Voting Proxies Relating to Portfolio Securities

Beginning with a Fund’s next annual update to its Statement of Additional Information (SAI) on Form N-1A after July 1, 2003, the Fund shall disclose this Policy, or a description of the policies and procedures of this Policy, to its shareholders. The Fund will notify its shareholders in the SAI and the Fund’s shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified toll-free telephone number, by reviewing the Fund’s website, if applicable, and by reviewing filings available on the SEC’s website at http://www.sec.gov. The Fund will send this description of the Fund’s Policy within three business days of receipt of any shareholder request, by first- class mail or other means designed to ensure equally prompt delivery.

B.	Disclosure of the Fund’s Complete Proxy Voting Record

In accordance with Rule 30b1-4 of the Investment Company Act, beginning after June 30, 2004, the Fund shall disclose to its shareholders on Form N-PX the Fund’s complete proxy voting record for the twelve month period ended June 30 by no later than August 31 of each year.

The Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Fund was entitled to vote:

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(i)	The name of the issuer of the portfolio security;
(ii)	The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);
(iii)	The Council on Uniform Security Identification Procedures (CUSIP) number for the portfolio security (if available through reasonably practicable means);
(iv)	The shareholder meeting date;
(v)	A brief identification of the matter voted on;
(vi)	Whether the matter was proposed by the issuer or by a security holder;
(vii)	Whether the Fund cast its vote on the matter;
(viii)	How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
(ix)	Whether the Fund cast its vote for or against management.

The Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund’s website, if applicable. If the Fund discloses its proxy voting record on or through its website, the Fund shall post the information disclosed in the Fund’s most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

The Fund shall also include in its annual reports, semi-annual reports and SAI a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge upon request, by calling a specified toll-free (or collect) telephone number, or (if applicable) on or through the Fund’s website at a specified Internet address; and (2) on the SEC’s website. If the Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it shall send the information disclosed in the Fund’s most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

IV.	Recordkeeping

The Trust shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(i)	A copy of this Policy;
(ii)	Proxy Statements received regarding the Fund’s securities;
(iii)	Records of votes cast on behalf of the Fund; and
(iv)	A record of each shareholder request for proxy voting information and the Fund’s response, including the date of the request, the name of the shareholder, and the date of the response.

The foregoing records may be kept as part of the Advisor’s records.

A Fund may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Advisor that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.

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V.	Proxy Voting Committee

A.	General

The Proxy Voting Committee of the Trust shall be composed entirely of independent trustees of the Board and may be comprised of one or more such independent trustees as the Board may, from time to time, decide. The purpose of the Proxy Voting Committee shall be to determine how a Fund should cast its vote, if called upon by the Board or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment advisor, principal underwriter, or an affiliated person of the Fund, its investment advisor or principal underwriter, on the other hand.

B.	Powers and Methods of Operation

The Proxy Voting Committee shall have all the powers necessary to fulfill its purpose as set forth above and such other powers and perform such other duties as the Board may, from time to time, grant and/or assign the Proxy Voting Committee. The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board may, from time to time, determine. The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the Proxy Voting Committee. The Proxy Voting Committee shall have the authority to utilize Trust counsel at the expense of the Trust if necessary. The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Trust’s records. The Proxy Voting Committee shall review this Policy and recommend any changes to the Board as it deems necessary or advisable.

VI.       Other

This Policy may be amended, from time to time, as determined by the Board.

EXHIBIT A

WP Large Cap Income Plus Fund

IPS Strategic Capital Absolute Return Fund

Proxy Voting and Disclosure Policy of the Advisor

In accordance with Rule 206(4)-6, the Advisor has adopted and implemented written policies and procedures that are reasonably designed to ensure that the Advisor votes securities held in the Fund in the best interest of clients and strives to keep all votes free from any inappropriate influences or material conflicts. The Firm exercises voting responsibilities in accordance with the proxy voting policies and procedures of the Trust, and in a method believed most likely to increase the value of the securities within the portfolio.

53

PART C

FORM N-1A

OTHER INFORMATION

ITEM 28. Exhibits

(a)	Agreement and Declaration of Trust (“Trust Instrument”) is herein incorporated by reference to the Registrant’s Pre- Effective Amendment on Form N-1A filed August 11, 2015.

(b)	By-Laws is here incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed December 22, 2015.

(c)	Articles III, V, VII and IX of the Trust Instrument, Exhibit 28(a) hereto, and Articles II, VIII and IX of the By-Laws, Exhibit 28(b) hereto, defines the rights of holders of the securities being registered. (Certificates for shares are not issued.)

(d)(1)	Investment Advisory Agreement between the Registrant and Winning Points Advisors, LLC, as Adviser, with respect to WP Smaller Companies Income Plus Fund, WP International Companies Income Plus Fund and WP Income Plus Fund (the “WP Funds”) is here incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed December 22, 2015.

(d)(2)	Investment Advisory Agreement between the Registrant and IPS Strategic Capital, Inc., as Adviser, with respect to IPS Strategic Capital Absolute Return Fund is hereby incorporated by reference to Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-1A filed April 15, 2016.

(d)(3)	Investment Advisory Agreement between the Registrant and Winning Points Advisors, LLC, as Adviser, with respect to WP Large Cap Income Plus Fund is hereby incorporated by reference to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A filed December 28, 2018.

(e)(1)	Distribution Agreement between the Registrant, on behalf of the WP Funds, and Matrix 360 Distributors, LLC, as Distributor is hereby incorporated by reference to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form N-1A filed March 30, 2017.

(e)(2)	Distribution Agreement between the Registrant, on behalf of the IPS Strategic Capital Absolute Return Fund, and Matrix 360 Distributors, LLC, as Distributor is hereby incorporated by reference to Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form N-1A filed June 28, 2017.

(e)(3)	Distribution Agreement between the Registrant, on behalf of the WP Large Cap Income Plus Fund, and Matrix 360 Distributors, LLC, as Distributor is hereby incorporated by reference to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A filed December 28, 2018.

(e)(4)	Distribution Agreement between the Registrant, on behalf of the WP Family of Funds, and Arbor Court Capital, LLC, as Distributor is hereby incorporated by reference to Post-Effective Amendment No. 27 to the Registrant’s Registration Statement on Form N-1A filed March 29, 2021.

(e)(5)	Distribution Agreement between the Registrant, on behalf of the IPS Strategic Capital Absolute Return Fund, and Arbor Court Capital, LLC, as Distributor is hereby incorporated by reference to Post-Effective Amendment No. 29 to the Registrant’s Registration Statement on Form N-1A filed June 25, 2021.

(f)	Not Applicable.

(g)(1)	Custodian Agreement between the Registrant and Fifth Third Bank, as Custodian is hereby incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed December 22, 2015.

(g)(2)	Amended Exhibit A of the Custodian Agreement between the Registrant and Fifth Third Bank, as Custodian with respect to the IPS Strategic Capital Absolute Return Fund is hereby incorporated by reference to Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form N-1A filed June 28, 2017.

(g)(3)	Amended Exhibit A of the Custodian Agreement between the Registrant and Fifth Third Bank, as Custodian with respect to the WP Large Cap Income Plus Fund is hereby incorporated by reference to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A filed December 28, 2018.

(h)(1)	Amended and Restated Investment Company Services Agreement between the Registrant, on behalf of the IPS Strategic Capital Absolute Return Fund, and M3Sixty Administration, LLC, as Administrator is hereby incorporated reference to Post-Effective Amendment No. 21 to the Registrant’s Registration Statement on Form N-1A filed June 28, 2019.

(h)(2)	Investment Company Services Agreement between the Registrant, on behalf of the WP Funds and the WP Large Cap Income Plus Fund (“WP Family of Funds”), and M3Sixty Administration, LLC, as Administrator is hereby incorporated by reference to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A filed December 28, 2018.

(h)(3)(i)	Fund Administration Servicing Agreement between the Registrant and Premier Fund Solutions, Inc., as Administrator, with respect to the WP Family of Funds is hereby incorporated by reference to Post-Effective Amendment No. 27 to the Registrant’s Registration Statement on Form N-1A filed March 29, 2021.

(h)(3)(ii)	Amendment to the Fund Administration Servicing Agreement between the Registrant and Premier Fund Solutions, Inc., as Administrator, with respect to the IPS Strategic Capital Absolute Return Fund is hereby incorporated by reference to Post-Effective Amendment No. 29 to the Registrant’s Registration Statement on Form N-1A filed June 25, 2021.

(h)(4)(i)	Transfer Agent Agreement between the Registrant and Mutual Shareholder Services, LLC, as Transfer Agent, with respect to the WP Family of Funds is hereby incorporated by reference to Post-Effective Amendment No. 27 to the Registrant’s Registration Statement on Form N-1A filed March 29, 2021.

(h)(4)(ii)	Amendment to the Transfer Agent Agreement between the Registrant and Mutual Shareholder Services, LLC, as Transfer Agent, with respect to the IPS Strategic Capital Absolute Return Fund is hereby incorporated by reference to Post-Effective Amendment No. 29 to the Registrant’s Registration Statement on Form N-1A filed June 25, 2021.

(h)(5)(i)	Accounting Services Agreement between the Registrant and Mutual Shareholder Services, LLC, as Fund Accountant, with respect to the WP Family of Funds is hereby incorporated by reference to Post-Effective Amendment No. 27 to the Registrant’s Registration Statement on Form N-1A filed March 29, 2021.

(h)(5)(ii)	Amendment to the Accounting Services Agreement between the Registrant and Mutual Shareholder Services, LLC, as Transfer Agent, with respect to the IPS Strategic Capital Absolute Return Fund is hereby incorporated by reference to Post-Effective Amendment No. 29 to the Registrant’s Registration Statement on Form N-1A filed June 25, 2021.

(i)(1)	Opinion and Consent of Graydon Head & Ritchey LLP regarding the legality of securities registered, with respect to the WP Funds is hereby incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed December 22, 2015.

(i)(2)	Consent of Practus, LLP, with respect to the WP Large Cap Income Plus Fund is hereby incorporated by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A filed March 27, 2024.

(i)(3)	Opinion and Consent of Graydon Head & Ritchey LLP regarding the legality of securities registered, with respect to IPS Strategic Capital Absolute Return Fund is hereby incorporated by reference to Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-1A filed April 15, 2016.

(i)(4)	Opinion and Consent of Practus, LLP regarding the legality of securities registered, with respect to WP Large Cap Income Plus Fund is hereby incorporated by reference to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A filed December 28, 2018.

(i)(5)	Consent of Practus, LLP, with respect to the IPS Strategic Capital Absolute Return Fund. Filed Herewith.

(j)(1)	Consent of Independent Registered Public Accounting Firm, with respect to the WP Large Cap Income Plus Fund is hereby incorporated by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A filed March 27, 2024.

(j)(2)	Consent of Independent Registered Public Accounting Firm, with respect to the IPS Strategic Capital Absolute Return Fund. Filed Herewith.

(k)	Not applicable.

(l)	Initial Subscription Agreement is hereby incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed December 22, 2015.

(m)(1)	Distribution Plan under Rule 12b-1 for WP Funds by reference to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-1A filed December 23, 2015.

(m)(2)	Distribution Plan under Rule 12b-1 for IPS Strategic Capital Absolute Return Fund is hereby incorporated by reference to Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-1A filed April 15, 2016.

(m)(3)	Distribution Plan under Rule 12b-1 for WP Large Cap Income Plus Fund is hereby incorporated by reference to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A filed December 28, 2018.

(n)(1)	Rule 18f-3 Plan for IPS Strategic Capital Absolute Return Fund is hereby incorporated by reference to Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-1A filed April 15, 2016.

(n)(2)	Amended Rule 18f-3 Plan for IPS Strategic Capital Absolute Return Fund and WP Large Cap Income Plus Fund.

(o)	Reserved.

(p)(1)	Code of Ethics for the Registrant is hereby incorporated by reference to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A filed March 28, 2022.

(p)(2)	Code of Ethics for Winning Points Advisors, LLC is hereby incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed December 22, 2015.

(p)(3)	Code of Ethics for Matrix 360 Distributors, LLC is hereby incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed December 22, 2015.

(p)(4)	Code of Ethics for IPS Strategic Capital, Inc. is hereby incorporated by reference to Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-1A filed April 15, 2016.

(p)(5)	Code of Ethics for Arbor Court Capital, LLC is hereby incorporated by reference to Post-Effective Amendment No. 27 to the Registrant’s Registration Statement on Form N-1A filed March 29, 2021.

(q)(1)	Copy of Powers of Attorney for Donald H. Baxter and Ronald F. Rohe are hereby incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed December 22, 2015.

(q)(2)	Copy of Powers of Attorney for Michael G. Rogan and Bradley J. Alden are hereby incorporated by reference to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed January 15, 2016.

ITEM 29. Persons Controlled by or Under Common Control with the Registrant

 No person is controlled by or under common control with the Registrant.

ITEM 30. Indemnification

 As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended, officers, trustees, employees and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, trustee, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions.

The Registrant’s Trust Instrument (Exhibit 28(a) to the Registrant Statement), investment advisory agreements (Exhibits 28(d)(1) and (d)(2) to the Registration Statement), distribution agreements (Exhibits 28(e)(1) and (e)(2) and administration agreements (Exhibits 28(h)(1) and (h)(2) to the Registrant Statement) provide for indemnification of certain persons acting on behalf of the Trust. The Registrant may, from time to time, enter other contractual arrangements that provide for indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the U.S. Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defenses of any action, suite or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 31. Business and other Connections of the Investment Adviser

The list required by this Item 31 as to any other business, profession, vocation or employment of a substantial nature in which each of the investment advisers, and each director, officer or partner of such investment advisers, is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee, is incorporated herein by reference to Schedules A and D of each investment adviser's Form ADV listed opposite such investment adviser's name below, which is currently on file with the SEC as required by the Investment Advisers Act of 1940, as amended.

Name of Investment Adviser	Form ADV File No.
Winning Points Advisors, LLC	801-78654
IPS Strategic Capital, Inc.	801-107321

ITEM 32. Principal Underwriter

(a)	Arbor Court Capital, LLC (“ACC”), 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147, serves as the Trust’s principal underwriter. ACC also serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended: Ancora Trust, Archer Investments Series Trust, Berkshire Funds, Clark Fork Trust, Collaborative Investment Series Trust, DSS AmericaFirst Quantitative Funds, Frank Funds, Monteagle Funds, MP63 Fund, Inc., Neiman Funds, Parvin Hedged Equity Solari World Fund, PFS Funds and Ranger Funds Investment Trust.

(b)	The following table identifies the Officers of ACC and their positions, if any, with the Trust. The business address of each of these individuals is 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147.

Name	Positions and Offices with Underwriter	Positions and Offices with the Fund
Gregory B. Getts	President, Member, Financial Principal and CFO	None
David W. Kuhr	Chief Compliance Officer	None
Steven Milcinovic	Chief Operating Officer	None

(c)	Not Applicable.

ITEM 33. Location of Accounts and Records

The accounts, books or other documents of the Registrant required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are kept in several locations:

a)	Mutual Shareholder Services, LLC 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147 (records relating to its function as transfer agent and fund accounting agent for all Funds in the Trust).

b)	Arbor Court Capital, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147 (records relating to its function as Distributor for all Funds in the Trust).

c)	Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio 45263 (records relating to its function as Custodian for all Funds in the Trust.)

d)	Winning Points Advisors, LLC, 127 NW 13th Street, Suite 13, Boca Raton, Florida 33431 (records relating to its function as investment adviser to the WP Family of Funds.)

e)	IPS Strategic Capital, Inc., 215 S. Wadsworth Blvd., Suite 540, Denver, CO 80226 (records relating to its function as investment adviser to the IPS Strategic Capital Absolute Return Fund.)
f)	Premier Fund Solutions, Inc, 1939 Friendship Drive, Suite C, El Cajon, California 92020 (records relating to its function as Administrator for all Funds in the Trust).

ITEM 34. Management Services

There are no management-related service contracts not discussed in Parts A or B of this Form N1-A.

ITEM 35. Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”) and the Investment Company Act of 1940, as amended (the “1940 Act”), the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) and has duly caused this Post-Effective Amendment No. 36 to the Registration Statement under the Securities Act and Amendment No. 39 to the Registration Statement under the 1940 Act to be signed on its behalf by the undersigned, duly authorized, in Boca Raton, Florida on the 25th day of June, 2024.

WP Trust

By:	/s/ Charles S. Stoll
Charles S. Stoll, President

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registrant’s Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated.

/s/ Charles S. Stoll	June 25, 2024
Charles S. Stoll, Trustee and President	Date
(Principal Executive Officer)

*	June 25, 2024
Donald H. Baxter, Trustee	Date

*	June 25, 2024
Michael G. Rogan, Trustee	Date

/s/ James D. Craft	June 25, 2024
James D. Craft, Treasurer (Principal Financial Officer)	Date

*By	/s/ Charles S. Stoll	Dated: June 25, 2024
Charles S. Stoll
Attorney-in-Fact

EXHIBITS

(i)(5)	Consent of Practus, LLP, with respect to the IPS Strategic Capital Absolute Return Fund.

(j)(2)	Consent of Independent Registered Public Accounting Firm, with respect to the IPS Strategic Capital Absolute Return Fund.